                                                                 Exhibit 99.1(D)


                             Computational Materials

                                   PRELIMINARY
                             BACKGROUND INFORMATION

                         EquiCredit Funding TRUST 1997-B
           EquiCredit Funding Asset Backed Certificates, Series 1997-B

                             APPROXIMATE CLASS SIZES

                  $28,390,000 Class A-1 FIXED RATE CERTIFICATES


                  $18,290,000 Class A-2 FIXED RATE CERTIFICATES


                  $31,700,000 Class A-3 FIXED RATE CERTIFICATES


                  $17,270,000 Class A-4 FIXED RATE CERTIFICATES


                  $24,800,000 Class A-5 FIXED RATE CERTIFICATES


                  $12,750,000 Class A-6 FIXED RATE CERTIFICATES


                  $14,800,000 Class A-7 FIXED RATE CERTIFICATES
                              Non-Accelerated Senior


                  $27,000,000  Class A-8 ADJUSTABLE RATE CERTIFICATES




The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the EquiCredit 1997-B transaction, and not by or as agent for EQCC Receivables Corporation or EQCC Asset Backed Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

EquiCredit Funding Trust 1997-B - EquiCredit Funding Asset Backed Certificates,
                                  Series 1997-B


                               PRICING INFORMATION

                                FIXED RATE GROUP

Class:                 A-1            A-2            A-3            A-4            A-5            A-6            A-7
                                                                                                              NAS Bond
Approximate
Face Amount:       28,390,000     18,290,000     31,700,000     17,270,000     24,800,000     12,750,000     14,800,000

Coupon:                 5.905%         6.250%         6.415%         6.545%         6.900%         7.295%         6.855%

Price:                 100-00         100-00         100-00         100-00         100-00          99-31+         99-31+

Yield:                  5.977%         6.332%         6.501%         6.635%         7.000%         7.409%         6.957%

Spread:                   +48            +49            +50            +53            +73            +97            +62

Exp Avg Life
to Maturity:          .50 yrs       1.15 yrs       2.00 yrs       3.10 yrs       4.80 yrs       9.85 yrs       6.26 yrs

Exp Avg Life
to Call:              .50 yrs       1.15 yrs       2.00 yrs       3.10 yrs       4.80 yrs       7.04 yrs       5.94 yrs

Exp 1st
Prin Pmt:            10/15/97       08/15/98       03/15/99       05/15/00       05/15/01       04/15/04       10/15/00

Exp Mat
to call:             08/15/98       03/15/99       05/15/00       05/15/01       04/15/04       11/15/04       11/15/04

Exp Mat:             08/15/98       03/15/99       05/15/00       05/15/01       04/15/04       06/15/27       05/15/12

Stated Mat:         [06/15/04]     [07/15/07]     [03/15/12]     [05/15/12]     [10/15/22]     [09/15/28]     [05/15/12]

Exp Rating
(S&P/Moody's):        AAA/Aaa        AAA/Aaa        AAA/Aaa        AAA/Aaa        AAA/Aaa        AAA/Aaa        AAA/Aaa

Pricing Spd:          25% HEP        25% HEP        25% HEP        25% HEP        25% HEP        25% HEP        25% HEP

Pricing Date:         9/11/97        9/11/97        9/11/97        9/11/97        9/11/97        9/11/97        9/11/97

Investor
Settle Date:          9/29/97        9/29/97        9/29/97        9/29/97        9/29/97        9/29/97        9/29/97

Pmt Delay:             0 days         0 days         0 days         0 days         0 days         0 days         0 days

Cut-off Date:          9/1/97         9/1/97         9/1/97         9/1/97         9/1/97         9/1/97        [9/1/97]

Dated Date:          [9/15/97]      [9/15/97]      [9/15/97]      [9/15/97]      [9/15/97]      [9/15/97]      [9/15/97]

Int Pmt:               30/360         30/360         30/360         30/360         30/360         30/360         30/360

Pmt Terms:            Monthly        Monthly        Monthly        Monthly        Monthly        Monthly        Monthly

1st Int.
Pmt Date:            10/15/97       10/15/97       10/15/97       10/15/97       10/15/97       10/15/97       10/15/97

Collateral
Type:              Fixed Rate     Fixed Rate     Fixed Rate     Fixed Rate     Fixed Rate     Fixed Rate     Fixed Rate

SMMEA
Eligibility:        non-SMMEA      non-SMMEA      non-SMMEA      non-SMMEA      non-SMMEA      non-SMMEA      non-SMMEA




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

EquiCredit Funding Trust 1997-B - EquiCredit Funding Asset Backed Certificates,
                                 Series 1997-B



Fixed Rate Certificates
Net Funds Cap:                  Interest shall accrue on each Class of Class A
                                Certificates at the related Pass-Through Rate;
                                provided that the Class A-6 Pass-Through Rate shall equal the lower of (i) [x.xx]% per annum and (ii) the WAC of the Mortgage Loans in the Fixed Rate Group less the Servicing Fee Rate
                                ([60]bps per annum) and the rate at which the Monthly Premium to the Insurer accrues([ ]bps per annum).

Fixed Rate Certificates
Principal Paydown:              1) To the Class A-7 Certificateholders -- the
                                Class A-7 Lockout Remittance Amount

                                2) To the Class A-1 through A-7 Certificates, in sequential order

Class A-7 Lockout
Remittance Amount:              The applicable Class A-7 Lockout Percentage
                                multiplied by the Class A-7 Lockout Pro Rata
                                Remittance Amount for such Payment Date.

                                THE CLASS A-7 Lockout PERCENTAGE
                                --------------------------------

                                October 1997 to September 2000 equal to or greater than 0%

                                October 2000 to September 2002 equal to or greater than 45%

                                October 2002 to September 2003 equal to or greater than 80%

                                October 2003 to September 2004 equal to or greater than 100%

                                October 2004 and thereafter equal to or
                                greater than 300%




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 EquiCredit Funding Trust 1997-B - EquiCredit Funding Asset Backed Certificates,
                                 Series 1997-B



                           PRICING INFORMATION (CONT.)

                              ADJUSTABLE RATE GROUP

Class:                          A-8

Approximate
Face Amount:                    $27,000,000

Coupon:                         Prior to the Cleanup Call, the least of:

                                   1) 1M LIBOR + 18  bps

                                   2) Class A-8 Net Funds Cap (described below)

                                After the Cleanup Call, the least of:

                                   1) 1M LIBOR + 2 x 18 bps

                                   2) Class A-8 Net Funds Cap

Price:                          100-0

Yield:                          Variable

Index:                          1 Month LIBOR

Disc. Margin:                   18 bps

Exp Avg Life
to Call:                        2.81 yrs

Exp Avg Life
to Maturity:                    2.95 yrs

Exp. 1st Prin Payment:          10/15/97

Exp Mat to Call:                11/15/04

Exp Mat:                        03/15/27

Stated Mat:                     [09/15/28]

Exp Rating
(S&P/Moody's):                  AAA/Aaa

Pricing Spd:                    27% CPR

Pricing Date:                   09/11/97

Investor
Settle Date:                    09/29/97

Pymt Delay:                     0 days

Cut-off Date:                   09/1/97

Dated Date:                     09/29/97

Int Pymt:                       actual/360

Pymt Terms:                     Monthly

1st Int. Pymt Date:             10/15/97

Principal Paydown:              All Class A-8 principal is passed through to
                                Class A-8.

Collateral Type:                Adjustable Rate

SMMEA
Eligibility:                    [SMMEA Eligible]




Class A-8
Net Funds Cap:        WAC for the Mortgage Loans less

                         (i) 0.73% per annum, for the first [twelve] Accrual Periods; or,

                         (ii) 1.23% per annum, with respect to each subsequent Accrual Period.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

 EquiCredit Funding Trust 1997-B - EquiCredit Funding Asset Backed Certificates,
                                 Series 1997-B

                                SUMMARY OF TERMS


Title of Securities:    EquiCredit Funding Trust 1997-B

                        EquiCredit Funding Asset Backed Certificates, Series 1997-B

                        Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 ("Fixed-Rate
                        Certificates")

                        Class A-8 ("Adjustable Rate Certificates")

Depositor:              EQCC Receivables Corporation
                        EQCC Asset Backed Corporation

Servicer:               EquiCredit Corporation of America.

Originators:            The Mortgage Loans have not been originated directly by
                        the Originators, but have been purchased and re-underwritten by the Originators as described in the Prospectus.

Trustee:                [First Bank National Association]

Aggregate
Certificate Balance:    Fixed Rate Certificates (non-SMMEA)             [$ 148,000,000]
                        Adjustable Rate Certificates (SMMEA)            [$  27,000,000]

Securities Offered:     100% [AMBAC]-guaranteed, pass-through
                        certificates.*****************

Offering:               Public shelf offering -- a prospectus and prospectus
                        supplement will be distributed after pricing.

Pricing Date:           09/11/97

Investor
Settlement Date:        9/29/97

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear
                        and CEDEL

Pass-Through Rate:      5.905% on Class A-1 Certificates

                        6.250% on Class A-2 Certificates

                        6.415% on Class A-3 Certificates

                        6.545% on Class A-4 Certificates

                        6.900% on Class A-5 Certificates

                        7.295% on Class A-6 Certificates

                        6.855% on Class A-7 Certificates

                        1-Month LIBOR + 18bps on Class A-8 Certificates *

                         * Subject to the Class A-8 Net Funds Cap.

Prepayment
Assumption:             For the Fixed Rate Certificates, 25% HEP (2.5% CPR in
                        month 1 with monthly incremental increases of 2.5% CPR until the speed reaches 25% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

                        For the Adjustable Rate Certificates,  27% CPR

Payment Date:           The 15th day of each month (or, if any such date is not
                        a business day, the first business day thereafter) commencing in October 1997. The payment delay will be zero days for the Fixed Rate Certificates and zero days for the Adjustable Rate Certificates.

Interest Accrual
Period: Interest on the Fixed Rate Certificates will accrue from the fifteenth calendar day of each month, commencing September 15, 1997 (whether or not such day is a Business Day) to, but excluding, the fifteenth calendar day of the next succeeding month (whether or not such day is a Business Day).

                        Interest on the Adjustable Rate Certificates will accrue from and including the Closing Date, in the case of the initial Payment Date, or from and including the most recent Payment Date on which interest has been paid, to but excluding the next succeeding Payment Date.

Optional
Cleanup Call:           The Servicer may call the Certificates on any Remittance
                        Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.

Class A-8
Coupon Step-Up:         If the Servicer does not exercise its option to call the
                        Class A-8 Certificates at the 10% cleanup call date, then the coupon on the Class A-8 Certificates shall be raised to LIBOR + 2 x 18 bps subject to the Class A-8
                        Net Funds Cap.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

 EquiCredit Funding Trust 1997-B - EquiCredit Funding Asset Backed Certificates,
                                  Series 1997-B


Pre-Funding Account:    On the closing date, approximately [$xx,000,000] and
                        [$xx,000,000] will be deposited in pre-funding accounts for the purchase of additional fixed- and adjustable-rate mortgage loans, respectively. From the closing date until December 15, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related Class
                        A-1 and Class A-8 Certificates as prepayments on December 15, 1997. If the funds remaining in either of the pre-funding accounts total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class A-1 through A-7 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-8
                        Certificates in the case of the adjustable-rate prefunding account as a prepayment on December 15, 1997.
                        The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus Supplement.


Certificate Insurer:    AMBAC Indemnity Corporation "AMBAC".

                        AMBAC's claims-paying ability is rated "AAA" by Standard & Poor's, "Aaa" by Moody's Investors Service and "AAA" by Fitch Investors Service, Inc.

Certificate Insurance
Policy: The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Spread Account:         A Spread Account will be available to cover losses prior
                        to any draw on the Certificate Insurance Policy. The initial deposit and maintenance levels of the spread account will be sized by the surety provider.

Servicing Fee:          [60] basis points per annum for the Fixed Rate Group.

                        [73] basis points per annum for the Adjustable Rate
                        Group.

ERISA Considerations:   ***[It is believed that the Certificates [will be]*****
                        ERISA eligible . However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.]

Taxation:               REMIC.

Legal Investment:       None of the Fixed Rate Certificates will be
                        SMMEA-eligible. The Floating Rate Certificates will be
                        SMMEA-eligible.

Certificates Ratings:   "AAA" by S&P and "Aaa" by Moody's for the Fixed Rate
                        Certificates and the Adjustable Rate Certificates.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,

                        Banking: Mary Alice Kohs (212) 778-1492 or Shelby Carvalho at (212) 778-4127.

                        FSG: John Mawe at (212) 778-1166 or Mike Corddry at
                        (212) 778-2840.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND
                        PHONE NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Deal ID/CUSIP EQCCF7B                             Coupon                   5.905
Class         A1     SEQ                          Accr  0.22964 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      6.207       6.179       6.193       6.220       6.232       6.246       6.257
   99-29       6.174       6.151       6.162       6.185       6.196       6.207       6.217
   99-29+      6.141       6.122       6.131       6.151       6.160       6.169       6.177
   99-30       6.108       6.093       6.101       6.116       6.123       6.131       6.137
   99-30+      6.076       6.064       6.070       6.081       6.087       6.092       6.097
   99-31       6.043       6.035       6.039       6.047       6.050       6.054       6.057
   99-31+      6.010       6.006       6.008       6.012       6.014       6.016       6.017
  100-00       5.977       5.978       5.978       5.977       5.977       5.977       5.977
  100-00+      5.945       5.949       5.947       5.943       5.941       5.939       5.937
  100-01       5.912       5.920       5.916       5.908       5.905       5.901       5.897
  100-01+      5.879       5.891       5.885       5.874       5.868       5.863       5.858
  100-02       5.847       5.862       5.855       5.839       5.832       5.824       5.818
  100-02+      5.814       5.834       5.824       5.804       5.796       5.786       5.778
  100-03       5.782       5.805       5.793       5.770       5.759       5.748       5.738
  100-03+      5.749       5.776       5.762       5.735       5.723       5.710       5.698

Avg. Life      0.500       0.569       0.532       0.471       0.448       0.426       0.408
Mod. Dur.      0.477       0.541       0.507       0.450       0.428       0.407       0.390
Mac. Dur.      0.491       0.557       0.522       0.464       0.441       0.420       0.402
1st  Pmt.      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Last Pmt.      0.878       1.044       0.961       0.794       0.794       0.711       0.711




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.250
Class         A2     SEQ                          Accr  0.24306 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      6.433       6.419       6.426       6.440       6.447       6.454       6.460
   99-29       6.419       6.407       6.413       6.424       6.430       6.436       6.442
   99-29+      6.404       6.394       6.399       6.409       6.414       6.419       6.424
   99-30       6.390       6.382       6.386       6.394       6.397       6.401       6.405
   99-30+      6.375       6.369       6.372       6.378       6.381       6.384       6.387
   99-31       6.361       6.357       6.359       6.363       6.365       6.366       6.368
   99-31+      6.346       6.344       6.345       6.347       6.348       6.349       6.350
  100-00       6.332       6.332       6.332       6.332       6.332       6.332       6.332
  100-00+      6.317       6.319       6.318       6.316       6.315       6.314       6.313
  100-01       6.303       6.307       6.305       6.301       6.299       6.297       6.295
  100-01+      6.288       6.294       6.291       6.285       6.282       6.279       6.276
  100-02       6.274       6.282       6.278       6.270       6.266       6.262       6.258
  100-02+      6.259       6.269       6.264       6.254       6.249       6.245       6.240
  100-03       6.245       6.257       6.251       6.239       6.233       6.227       6.221
  100-03+      6.230       6.244       6.237       6.223       6.216       6.210       6.203

Avg. Life      1.150       1.342       1.239       1.075       1.008       0.951       0.900
Mod. Dur.      1.075       1.247       1.155       1.008       0.947       0.895       0.848
Mac. Dur.      1.109       1.286       1.192       1.040       0.977       0.923       0.875
1st  Pmt.      0.878       1.044       0.961       0.794       0.794       0.711       0.711
Last Pmt.      1.461       1.711       1.544       1.294       1.211       1.211       1.128




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.415
Class         A3     SEQ                          Accr  0.24947 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      6.561       6.553       6.557       6.566       6.570       6.574       6.579
   99-29       6.553       6.545       6.549       6.556       6.560       6.564       6.568
   99-29+      6.544       6.538       6.541       6.547       6.550       6.553       6.557
   99-30       6.536       6.531       6.533       6.538       6.540       6.543       6.546
   99-30+      6.527       6.523       6.525       6.529       6.531       6.532       6.534
   99-31       6.518       6.516       6.517       6.520       6.521       6.522       6.523
   99-31+      6.510       6.509       6.509       6.510       6.511       6.512       6.512
  100-00       6.501       6.501       6.501       6.501       6.501       6.501       6.501
  100-00+      6.493       6.494       6.493       6.492       6.491       6.491       6.490
  100-01       6.484       6.486       6.485       6.483       6.481       6.480       6.479
  100-01+      6.475       6.479       6.477       6.474       6.472       6.470       6.468
  100-02       6.467       6.472       6.469       6.464       6.462       6.459       6.457
  100-02+      6.458       6.464       6.461       6.455       6.452       6.449       6.446
  100-03       6.450       6.457       6.453       6.446       6.442       6.438       6.435
  100-03+      6.441       6.450       6.445       6.437       6.432       6.428       6.423

Avg. Life      2.000       2.361       2.166       1.857       1.731       1.622       1.523
Mod. Dur.      1.815       2.118       1.955       1.693       1.585       1.490       1.404
Mac. Dur.      1.874       2.187       2.019       1.748       1.637       1.539       1.449
1st  Pmt.      1.461       1.711       1.544       1.294       1.211       1.211       1.128
Last Pmt.      2.628       3.128       2.878       2.461       2.294       2.128       1.961




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.545
Class         A4     SEQ                          Accr  0.25453 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      6.675       6.669       6.672       6.678       6.681       6.684       6.687
   99-29       6.669       6.664       6.667       6.672       6.674       6.677       6.680
   99-29+      6.663       6.659       6.661       6.666       6.668       6.670       6.672
   99-30       6.658       6.654       6.656       6.659       6.661       6.663       6.665
   99-30+      6.652       6.649       6.651       6.653       6.655       6.656       6.657
   99-31       6.646       6.645       6.645       6.647       6.648       6.649       6.650
   99-31+      6.641       6.640       6.640       6.641       6.641       6.642       6.642
  100-00       6.635       6.635       6.635       6.635       6.635       6.635       6.635
  100-00+      6.629       6.630       6.629       6.629       6.628       6.628       6.627
  100-01       6.623       6.625       6.624       6.622       6.622       6.621       6.620
  100-01+      6.618       6.620       6.619       6.616       6.615       6.614       6.612
  100-02       6.612       6.615       6.614       6.610       6.608       6.607       6.605
  100-02+      6.606       6.610       6.608       6.604       6.602       6.600       6.597
  100-03       6.600       6.606       6.603       6.598       6.595       6.592       6.590
  100-03+      6.595       6.601       6.598       6.592       6.588       6.585       6.582

Avg. Life      3.100       3.729       3.388       2.857       2.652       2.475       2.319
Mod. Dur.      2.715       3.201       2.940       2.521       2.356       2.211       2.082
Mac. Dur.      2.805       3.308       3.037       2.605       2.434       2.285       2.151
1st  Pmt.      2.628       3.128       2.878       2.461       2.294       2.128       1.961
Last Pmt.      3.628       4.378       3.961       3.294       3.044       2.878       2.711




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.900
Class         A5     SEQ                          Accr  0.26833 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      7.028       7.023       7.026       7.030       7.032       7.034       7.037
   99-29       7.024       7.020       7.022       7.026       7.027       7.029       7.031
   99-29+      7.020       7.017       7.018       7.021       7.023       7.025       7.026
   99-30       7.016       7.013       7.015       7.017       7.018       7.020       7.021
   99-30+      7.012       7.010       7.011       7.013       7.014       7.015       7.016
   99-31       7.008       7.007       7.007       7.008       7.009       7.010       7.010
   99-31+      7.004       7.003       7.004       7.004       7.004       7.005       7.005
  100-00       7.000       7.000       7.000       7.000       7.000       7.000       7.000
  100-00+      6.996       6.996       6.996       6.996       6.995       6.995       6.995
  100-01       6.992       6.993       6.993       6.991       6.991       6.990       6.989
  100-01+      6.988       6.990       6.989       6.987       6.986       6.985       6.984
  100-02       6.984       6.986       6.985       6.983       6.981       6.980       6.979
  100-02+      6.980       6.983       6.982       6.978       6.977       6.975       6.973
  100-03       6.976       6.980       6.978       6.974       6.972       6.970       6.968
  100-03+      6.972       6.976       6.974       6.970       6.968       6.965       6.963

Avg. Life      4.801       5.855       5.271       4.381       4.020       3.710       3.439
Mod. Dur.      3.936       4.633       4.255       3.643       3.384       3.155       2.953
Mac. Dur.      4.073       4.795       4.403       3.770       3.502       3.266       3.056
1st  Pmt.      3.628       4.378       3.961       3.294       3.044       2.878       2.711
Last Pmt.      6.544       8.461       6.961       5.878       5.378       4.878       4.544




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   7.295
Class         A6     SEQ                          Accr  0.28369 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                             ***** TO MATURITY *****

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28       7.425       7.423       7.424       7.427       7.428       7.430       7.432
   99-28+      7.423       7.421       7.422       7.424       7.425       7.427       7.428
   99-29       7.421       7.419       7.420       7.422       7.423       7.424       7.425
   99-29+      7.418       7.417       7.418       7.419       7.420       7.421       7.422
   99-30       7.416       7.415       7.415       7.417       7.417       7.418       7.419
   99-30+      7.414       7.413       7.413       7.414       7.415       7.415       7.416
   99-31       7.411       7.411       7.411       7.412       7.412       7.412       7.413
   99-31+      7.409       7.409       7.409       7.409       7.409       7.410       7.410
  100-00       7.407       7.407       7.407       7.407       7.407       7.407       7.407
  100-00+      7.404       7.405       7.405       7.404       7.404       7.404       7.404
  100-01       7.402       7.403       7.402       7.402       7.401       7.401       7.400
  100-01+      7.400       7.400       7.400       7.399       7.399       7.398       7.397
  100-02       7.397       7.398       7.398       7.397       7.396       7.395       7.394
  100-02+      7.395       7.396       7.396       7.394       7.393       7.392       7.391
  100-03       7.393       7.394       7.394       7.392       7.391       7.389       7.388

Avg. Life      9.854      11.677      10.774       9.013       8.209       7.445       6.731
Mod. Dur.      6.661       7.489       7.095       6.245       5.826       5.410       5.005
Mac. Dur.      6.908       7.767       7.358       6.476       6.042       5.610       5.191
1st  Pmt.      6.544       8.461       6.961       5.878       5.378       4.878       4.544
Last Pmt.     29.711      29.711      29.711      29.711      29.711      29.711      29.711




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   7.295
Class         A6     SEQ                          Accr  0.28369 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                               ***** TO CALL *****

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28       7.430       7.428       7.429       7.431       7.432       7.434       7.436
   99-28+      7.427       7.425       7.426       7.428       7.429       7.430       7.432
   99-29       7.424       7.423       7.424       7.425       7.426       7.427       7.428
   99-29+      7.421       7.420       7.421       7.422       7.423       7.424       7.425
   99-30       7.418       7.417       7.418       7.419       7.419       7.420       7.421
   99-30+      7.415       7.415       7.415       7.416       7.416       7.417       7.417
   99-31       7.413       7.412       7.412       7.413       7.413       7.413       7.414
   99-31+      7.410       7.409       7.409       7.410       7.410       7.410       7.410
  100-00       7.407       7.407       7.407       7.407       7.407       7.407       7.407
  100-00+      7.404       7.404       7.404       7.404       7.403       7.403       7.403
  100-01       7.401       7.401       7.401       7.401       7.400       7.400       7.399
  100-01+      7.398       7.399       7.398       7.397       7.397       7.396       7.396
  100-02       7.395       7.396       7.395       7.394       7.394       7.393       7.392
  100-02+      7.392       7.393       7.393       7.391       7.391       7.390       7.389
  100-03       7.389       7.391       7.390       7.388       7.387       7.386       7.385

Avg. Life      7.044       7.961       7.450       6.605       6.288       5.852       5.437
Mod. Dur.      5.316       5.829       5.547       5.057       4.864       4.592       4.326
Mac. Dur.      5.513       6.045       5.753       5.244       5.044       4.762       4.486
1st  Pmt.      6.544       7.961       6.961       5.878       5.378       4.878       4.544
Last Pmt.   11/15/04    09/15/05    03/15/05    06/15/04    04/15/04    12/15/03    08/15/03




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.855
Class         A7     NAS                          Accr  0.26658 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                             ***** TO MATURITY *****

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28       6.979       6.978       6.979       6.980       6.980       6.980       6.981
   99-28+      6.976       6.975       6.976       6.976       6.977       6.977       6.977
   99-29       6.973       6.972       6.973       6.973       6.973       6.974       6.974
   99-29+      6.970       6.969       6.969       6.970       6.970       6.970       6.970
   99-30       6.966       6.966       6.966       6.967       6.967       6.967       6.967
   99-30+      6.963       6.963       6.963       6.963       6.963       6.964       6.964
   99-31       6.960       6.960       6.960       6.960       6.960       6.960       6.960
   99-31+      6.957       6.957       6.957       6.957       6.957       6.957       6.957
  100-00       6.954       6.954       6.954       6.954       6.954       6.954       6.954
  100-00+      6.950       6.950       6.950       6.950       6.950       6.950       6.950
  100-01       6.947       6.947       6.947       6.947       6.947       6.947       6.947
  100-01+      6.944       6.944       6.944       6.944       6.944       6.944       6.943
  100-02       6.941       6.941       6.941       6.941       6.940       6.940       6.940
  100-02+      6.938       6.938       6.938       6.937       6.937       6.937       6.937
  100-03       6.934       6.935       6.935       6.934       6.934       6.934       6.933

Avg. Life      6.256       6.520       6.381       6.145       6.047       5.958       5.878
Mod. Dur.      4.857       5.017       4.933       4.788       4.726       4.670       4.618
Mac. Dur.      5.026       5.191       5.105       4.955       4.891       4.832       4.779
1st  Pmt.      3.044       3.044       3.044       3.044       3.044       3.044       3.044
Last Pmt.     14.628      14.628      14.628      14.628      14.628      14.628      14.628




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   6.855
Class         A7     NAS                          Accr  0.26658 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                               ***** TO CALL *****

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28       6.980       6.979       6.980       6.981       6.982       6.982       6.983
   99-28+      6.977       6.976       6.976       6.978       6.978       6.979       6.980
   99-29       6.974       6.973       6.973       6.974       6.975       6.975       6.976
   99-29+      6.970       6.969       6.970       6.971       6.971       6.972       6.972
   99-30       6.967       6.966       6.967       6.967       6.968       6.968       6.968
   99-30+      6.964       6.963       6.963       6.964       6.964       6.964       6.965
   99-31       6.960       6.960       6.960       6.960       6.961       6.961       6.961
   99-31+      6.957       6.957       6.957       6.957       6.957       6.957       6.957
  100-00       6.954       6.954       6.954       6.954       6.954       6.954       6.954
  100-00+      6.950       6.950       6.950       6.950       6.950       6.950       6.950
  100-01       6.947       6.947       6.947       6.947       6.947       6.946       6.946
  100-01+      6.944       6.944       6.944       6.943       6.943       6.943       6.942
  100-02       6.940       6.941       6.941       6.940       6.940       6.939       6.939
  100-02+      6.937       6.938       6.937       6.936       6.936       6.936       6.935
  100-03       6.934       6.935       6.934       6.933       6.933       6.932       6.931

Avg. Life      5.941       6.320       6.118       5.719       5.588       5.387       5.182
Mod. Dur.      4.681       4.912       4.790       4.543       4.459       4.331       4.197
Mac. Dur.      4.844       5.083       4.956       4.701       4.614       4.481       4.343
1st  Pmt.      3.044       3.044       3.044       3.044       3.044       3.044       3.044
Last Pmt.   11/15/04    09/15/05    03/15/05    06/15/04    04/15/04    12/15/03    08/15/03




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                                                          Coupon + 18  Cap 99.0 Flr 0.18
Class         A8     FLT CUR LIBOR-1M+18,Flr 0.1 greater than                  Accr  0.00000 1st Pmt 10/15/97
Collateral    100%WL  (Real)                                                   Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)                                   LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                                                 Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5                                            Table DMrg Act/360 Roll@

                               ***** TO CALL *****

    FIX     HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00
    ARM     CPR 27.00   CPR 21.00   CPR 23.00   CPR 25.00   CPR 29.00   CPR 31.00   CPR 33.00
    ---     ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+     22.389      21.629      21.868      22.119      22.660      22.942      23.226
   99-29      21.762      21.110      21.315      21.530      21.994      22.235      22.479
   99-29+     21.134      20.591      20.762      20.941      21.328      21.529      21.732
   99-30      20.507      20.073      20.210      20.353      20.662      20.823      20.985
   99-30+     19.880      19.554      19.657      19.764      19.996      20.117      20.239
   99-31      19.253      19.036      19.104      19.176      19.331      19.411      19.492
   99-31+     18.626      18.518      18.552      18.588      18.665      18.705      18.746
  100-00      18.000      18.000      18.000      18.000      18.000      18.000      18.000
  100-00+     17.374      17.482      17.448      17.412      17.335      17.295      17.254
  100-01      16.748      16.964      16.896      16.825      16.670      16.590      16.509
  100-01+     16.122      16.447      16.344      16.237      16.006      15.885      15.763
  100-02      15.496      15.929      15.793      15.650      15.341      15.181      15.018
  100-02+     14.870      15.412      15.241      15.063      14.677      14.476      14.273
  100-03      14.245      14.895      14.690      14.476      14.013      13.772      13.529
  100-03+     13.619      14.378      14.139      13.889      13.349      13.068      12.784

Avg. Life      2.811       3.467       3.231       3.015       2.632       2.468       2.323
Mod. Dur.      2.400       2.902       2.722       2.557       2.260       2.132       2.016
Mac. Dur.      2.472       2.989       2.804       2.634       2.328       2.195       2.076
1st  Pmt.      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Last Pmt.   11/15/04    03/15/05    02/15/05    01/15/05    10/15/04    09/15/04    09/15/04




         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

     -  EQUICREDIT 1997-B

     -  Cut Off Date of Tape is  8/31/97

     -  FIXED RATE COLLATERAL

     -  $108,269,597.59


Number of Mortgage Loans:                                   2,497

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $108,269,597.59
Aggregate Original Principal Balance:             $108,722,465.44

Weighted Average Gross Coupon:                            11.275%
Gross Coupon Range:                             7.750% -  17.480%


Average Unpaid Principal Balance:                      $43,359.87
Average Original Principal Balance:                    $43,541.24

Maximum Unpaid Principal Balance:                     $326,142.23
Minimum Unpaid Principal Balance:                       $4,125.26

Maximum Original Principal Balance:                   $326,250.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     206.523
Stated Rem Term Range:                          22.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       2.846
Age Range:                                       0.000 -   92.000

Weighted Average Original Term (to Mat/Bln Date):         209.369
Original Term Range:                            24.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):         62.876
Original LTV Range:                             2.500% -  95.000%

Weighted Average Combined LTV:                             77.511
Combined LTV Range:                            10.000% -  99.000%




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                                      Percentage of
                                                                                     Aggregate         Cut-Off Date
                       Gross Mortgage                              Number of          Unpaid             Aggregate
                       Interest Rate                               Mortgage          Principal           Principal
                           Range                                     Loans            Balance             Balance
 7.50% less than Gross Coupon less than or equal to  7.75%              1               35,562.11          0.03
 7.75% less than Gross Coupon less than or equal to  8.00%             10              879,834.51          0.81
 8.00% less than Gross Coupon less than or equal to  8.25%              2              101,044.36          0.09
 8.25% less than Gross Coupon less than or equal to  8.50%             11            1,391,349.17          1.29
 8.50% less than Gross Coupon less than or equal to  8.75%             17              936,770.20          0.87
 8.75% less than Gross Coupon less than or equal to  9.00%             32            2,368,222.29          2.19
 9.00% less than Gross Coupon less than or equal to  9.25%             37            2,375,520.30          2.19
 9.25% less than Gross Coupon less than or equal to  9.50%             69            4,400,897.45          4.06
 9.50% less than Gross Coupon less than or equal to  9.75%             74            4,162,578.81          3.84
 9.75% less than Gross Coupon less than or equal to 10.00%            136            8,357,851.99          7.72
10.00% less than Gross Coupon less than or equal to 10.25%             73            4,317,303.73          3.99
10.25% less than Gross Coupon less than or equal to 10.50%            140            7,629,990.35          7.05
10.50% less than Gross Coupon less than or equal to 10.75%            117            6,059,129.35          5.60
10.75% less than Gross Coupon less than or equal to 11.00%            221           11,752,736.49         10.86
11.00% less than Gross Coupon less than or equal to 11.25%            149            6,386,242.16          5.90
11.25% less than Gross Coupon less than or equal to 11.50%            166            6,745,326.53          6.23
11.50% less than Gross Coupon less than or equal to 11.75%            128            5,822,713.34          5.38
11.75% less than Gross Coupon less than or equal to 12.00%            159            6,568,607.28          6.07
12.00% less than Gross Coupon less than or equal to 12.25%            104            3,458,691.51          3.19
12.25% less than Gross Coupon less than or equal to 12.50%            115            4,157,456.68          3.84
12.50% less than Gross Coupon less than or equal to 12.75%             85            2,903,558.13          2.68
12.75% less than Gross Coupon less than or equal to 13.00%             97            3,146,643.93          2.91
13.00% less than Gross Coupon less than or equal to 13.25%             65            2,107,793.52          1.95
13.25% less than Gross Coupon less than or equal to 13.50%             55            1,462,534.50          1.35
13.50% less than Gross Coupon less than or equal to 13.75%             72            1,805,712.12          1.67
13.75% less than Gross Coupon less than or equal to 14.00%             81            1,963,684.56          1.81
14.00% less than Gross Coupon less than or equal to 14.25%             47            1,349,447.68          1.25
14.25% less than Gross Coupon less than or equal to 14.50%            107            2,617,254.81          2.42
14.50% less than Gross Coupon less than or equal to 14.75%             45            1,178,135.69          1.09
14.75% less than Gross Coupon less than or equal to 15.00%             31              715,589.49          0.66
15.00% less than Gross Coupon less than or equal to 15.25%             12              283,754.80          0.26
15.25% less than Gross Coupon less than or equal to 15.50%              8              186,425.32          0.17
15.50% less than Gross Coupon less than or equal to 15.75%             10              208,492.86          0.19
15.75% less than Gross Coupon less than or equal to 16.00%              5              144,038.82          0.13
16.00% less than Gross Coupon less than or equal to 16.25%              3               80,460.32          0.07
16.25% less than Gross Coupon less than or equal to 16.50%              1               12,080.09          0.01
16.75% less than Gross Coupon less than or equal to 17.00%             10              155,612.75          0.14
17.25% less than Gross Coupon less than or equal to 17.50%              2               40,549.59          0.04
----------------------------------------------------------------------------------------------------------------
Total........................................................        2497         $108,269,597.59        100.00%
================================================================================================================



                       REMAINING MONTHS TO STATED MATURITY

                                                                                                   Percentage of
                                                                              Aggregate            Cut-Off Date
                                                          Number of            Unpaid                Aggregate
                                                           Mortgage           Principal              Principal
                 Remaining Term                             Loans              Balance                Balance
 12 less than Rem Term less than or equal to  24                1                 6,497.86              0.01%
 36 less than Rem Term less than or equal to  48                1                 4,125.26              0.00%
 48 less than Rem Term less than or equal to  60               26               639,454.82              0.59%
 60 less than Rem Term less than or equal to  72                4                81,901.90              0.08%
 72 less than Rem Term less than or equal to  84              135             9,582,501.83              8.85%
 84 less than Rem Term less than or equal to  96                7               134,902.73              0.12%
 96 less than Rem Term less than or equal to 108                4                70,747.81              0.07%
108 less than Rem Term less than or equal to 120              201             5,677,964.08              5.24%
132 less than Rem Term less than or equal to 144                2                24,227.00              0.02%
144 less than Rem Term less than or equal to 156                3                70,769.73              0.07%
156 less than Rem Term less than or equal to 168               37             1,461,896.20              1.35%
168 less than Rem Term less than or equal to 180            1,581            59,654,465.78             55.10%
216 less than Rem Term less than or equal to 228                6               274,312.26              0.25%
228 less than Rem Term less than or equal to 240              161             7,923,707.62              7.32%
336 less than Rem Term less than or equal to 348                3               292,261.68              0.27%
348 less than Rem Term less than or equal to 360              325            22,369,861.03             20.66%
-------------------------------------------------------------------------------------------------------------
Total..............................................         2,497           108,269,597.59            100.00%
=============================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   AGE OF LOAN


                                                                                                      PercentAge of
                                                                               Aggregate              Cut-Off Date
                                                          Number of             Unpaid                  Aggregate
                                                          MortgAge             Principal                Principal
                    Age                                     Loans               Balance                  Balance
                                 Age  =   0                   221             9,313,972.91                 8.60%
  0 less than Age less than or equal to  12                 2,228            97,186,787.60                89.76%
 12 less than Age less than or equal to  24                    45             1,690,870.73                 1.56%
 24 less than Age less than or equal to  36                     2                45,325.35                 0.04%
 84 less than Age less than or equal to  96                     1                32,641.00                 0.03%
----------------------------------------------------------------------------------------------------------------
Total...........................................            2,497           108,269,597.59               100.00%
================================================================================================================


               ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)


                                                                                      Percentage of
                                                                        Aggregate     Cut-Off Date
                    Original                            Number of        Unpaid         Aggregate
                  Loan-To-Value                         Mortgage        Principal       Principal
                      Ratio                               Loans          Balance         Balance
 0.000 less than LTV less than or equal to  5.000             2            35,845.90       0.03
 5.000 less than LTV less than or equal to 10.000            65           891,807.32       0.82
10.000 less than LTV less than or equal to 15.000           190         3,418,752.28       3.16
15.000 less than LTV less than or equal to 20.000           282         5,747,893.15       5.31
20.000 less than LTV less than or equal to 25.000           226         5,473,368.61       5.06
25.000 less than LTV less than or equal to 30.000           138         4,089,746.09       3.78
30.000 less than LTV less than or equal to 35.000           114         3,748,080.19       3.46
35.000 less than LTV less than or equal to 40.000            71         2,415,041.34       2.23
40.000 less than LTV less than or equal to 45.000            60         2,328,874.93       2.15
45.000 less than LTV less than or equal to 50.000            64         2,254,934.69       2.08
50.000 less than LTV less than or equal to 55.000            58         2,621,696.25       2.42
55.000 less than LTV less than or equal to 60.000            67         2,995,298.04       2.77
60.000 less than LTV less than or equal to 65.000           105         5,197,011.10       4.80
65.000 less than LTV less than or equal to 70.000           163         8,174,689.42       7.55
70.000 less than LTV less than or equal to 75.000           214        12,434,862.91      11.49
75.000 less than LTV less than or equal to 80.000           365        21,943,738.35      20.27
80.000 less than LTV less than or equal to 85.000           218        15,947,679.81      14.73
85.000 less than LTV less than or equal to 90.000            79         7,153,114.18       6.61
90.000 less than LTV less than or equal to 95.000            16         1,397,163.03       1.29
------------------------------------------------------------------------------------------------
Total...............................................       2497      $108,269,597.59     100.00%
================================================================================================




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                                                      Percentage of
                                                                                               Aggregate              Cut-Off Date
                                                                        Number of               Unpaid                  Aggregate
                                                                        Mortgage               Principal                Principal
                Original CLTV Ratio                                       Loans                 Balance                  Balance
  5.000 less than CLTV less than or equal to  10.000                          1                   11,374.12                0.01
 10.000 less than CLTV less than or equal to  15.000                          3                   52,332.79                0.05
 15.000 less than CLTV less than or equal to  20.000                         12                  195,464.42                0.18
 20.000 less than CLTV less than or equal to  25.000                         10                  265,924.16                0.25
 25.000 less than CLTV less than or equal to  30.000                         15                  335,145.21                0.31
 30.000 less than CLTV less than or equal to  35.000                         23                  773,957.38                0.71
 35.000 less than CLTV less than or equal to  40.000                         17                  479,329.82                0.44
 40.000 less than CLTV less than or equal to  45.000                         33                1,186,311.09                1.10
 45.000 less than CLTV less than or equal to  50.000                         50                1,768,049.84                1.63
 50.000 less than CLTV less than or equal to  55.000                         58                2,523,946.33                2.33
 55.000 less than CLTV less than or equal to  60.000                         81                3,385,162.58                3.13
 60.000 less than CLTV less than or equal to  65.000                        116                5,388,130.53                4.98
 65.000 less than CLTV less than or equal to  70.000                        202                9,335,744.05                8.62
 70.000 less than CLTV less than or equal to  75.000                        271               13,989,454.18               12.92
 75.000 less than CLTV less than or equal to  80.000                        510               25,637,071.75               23.68
 80.000 less than CLTV less than or equal to  85.000                        445               21,750,627.67               20.09
 85.000 less than CLTV less than or equal to  90.000                        266               11,830,026.76               10.93
 90.000 less than CLTV less than or equal to  95.000                         93                3,137,165.67                2.90
 95.000 less than CLTV less than or equal to 100.000                        291                6,224,379.24                5.75
--------------------------------------------------------------------------------------------------------------------------------
Total..................................................                   2,497            $ 108,269,597.59              100.00%
================================================================================================================================


                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                                                          Percentage of
                                                                                        Aggregate         Cut-Off Date
                          Current                                     Number of          Unpaid             Aggregate
                       Mortgage Loan                                  Mortgage          Principal           Principal
                     Principal Balance                                  Loans            Balance             Balance
         0 less than Balance less than or equal to     5,000               2                8,775.67           0.01
     5,000 less than Balance less than or equal to    10,000              45              412,647.73           0.38
    10,000 less than Balance less than or equal to    15,000             225            2,916,293.70           2.69
    15,000 less than Balance less than or equal to    20,000             292            5,238,904.23           4.84
    20,000 less than Balance less than or equal to    25,000             273            6,287,639.74           5.81
    25,000 less than Balance less than or equal to    30,000             257            7,187,343.12           6.64
    30,000 less than Balance less than or equal to    35,000             194            6,397,891.29           5.91
    35,000 less than Balance less than or equal to    40,000             175            6,614,535.45           6.11
    40,000 less than Balance less than or equal to    45,000             165            7,054,866.37           6.52
    45,000 less than Balance less than or equal to    50,000             152            7,265,365.93           6.71
    50,000 less than Balance less than or equal to    55,000             111            5,842,583.16           5.40
    55,000 less than Balance less than or equal to    60,000              93            5,369,366.83           4.96
    60,000 less than Balance less than or equal to    65,000              78            4,891,685.58           4.52
    65,000 less than Balance less than or equal to    70,000              74            5,011,084.34           4.63
    70,000 less than Balance less than or equal to    75,000              61            4,448,428.17           4.11
    75,000 less than Balance less than or equal to    80,000              35            2,712,310.73           2.51
    80,000 less than Balance less than or equal to    85,000              40            3,292,544.07           3.04
    85,000 less than Balance less than or equal to    90,000              32            2,806,639.42           2.59
    90,000 less than Balance less than or equal to    95,000              19            1,753,715.36           1.62
    95,000 less than Balance less than or equal to   100,000              30            2,940,230.16           2.72
   100,000 less than Balance less than or equal to   105,000              23            2,366,666.58           2.19
   105,000 less than Balance less than or equal to   110,000              13            1,394,202.54           1.29
   110,000 less than Balance less than or equal to   115,000              18            2,025,894.92           1.87
   115,000 less than Balance less than or equal to   120,000               7              813,086.59           0.75
   120,000 less than Balance less than or equal to   125,000               8              989,170.97           0.91
   125,000 less than Balance less than or equal to   130,000              10            1,281,895.54           1.18
   130,000 less than Balance less than or equal to   135,000               6              795,721.66           0.73
   135,000 less than Balance less than or equal to   140,000               9            1,242,322.95           1.15
   140,000 less than Balance less than or equal to   145,000               6              854,521.60           0.79
   145,000 less than Balance less than or equal to   150,000               8            1,184,617.99           1.09
   150,000 less than Balance less than or equal to   200,000              27            4,657,568.09           4.30
   200,000 less than Balance less than or equal to   250,000               7            1,600,049.37           1.48
   250,000 less than Balance less than or equal to   300,000               1              284,885.51           0.26
   300,000 less than Balance less than or equal to   350,000               1              326,142.23           0.30
--------------------------------------------------------------------------------------------------------------------
Total..........................................................         2497         $108,269,597.59         100.00%
====================================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                           Aggregate       Cut-Off Date
                     Number of              Unpaid           Aggregate
                     Mortgage              Principal         Principal
 State                 Loans                Balance           Balance
AK                         2                  98,741.79         0.09
AL                         1                  25,444.38         0.02
AR                        31               1,312,749.93         1.21
AZ                        22                 782,214.56         0.72
CA                        91               5,032,903.19         4.65
CO                       116               5,018,596.92         4.64
CT                         1                  34,467.86         0.03
DC                         7                 656,923.38         0.61
DE                         2                 110,288.92         0.10
FL                       348              15,630,782.48        14.44
GA                        81               3,572,748.53         3.30
HI                         1                  99,790.19         0.09
IA                        31               1,690,367.34         1.56
ID                        13                 584,044.72         0.54
IL                        72               3,351,253.78         3.10
IN                        82               3,190,854.90         2.95
KS                        17                 731,944.58         0.68
KY                       106               4,291,928.81         3.96
LA                       327              11,648,716.28        10.76
MA                         3                  81,196.95         0.07
MD                        32               1,453,073.36         1.34
ME                         1                  12,650.00         0.01
MI                       120               6,130,051.62         5.66
MN                        13                 939,257.72         0.87
MO                        24               1,032,988.90         0.95
MS                       116               4,475,100.69         4.13
MT                         2                  64,958.48         0.06
NC                        98               3,979,997.37         3.68
ND                         1                  36,406.85         0.03
NE                         1                  35,959.77         0.03
NH                         2                 179,706.13         0.17
NJ                        11                 949,434.46         0.88
NM                         2                 176,340.83         0.16
NV                        10                 384,009.49         0.35
NY                         7                 718,651.37         0.66
OH                       353              13,516,171.14        12.48
OK                        13                 407,308.08         0.38
OR                         5                 221,663.37         0.20
PA                        70               3,429,449.09         3.17
SC                        59               2,410,548.27         2.23
TN                       110               4,972,907.61         4.59
TX                        17               1,005,841.39         0.93
UT                        24               1,214,778.68         1.12
VA                        15                 755,688.05         0.70
VT                         2                 147,149.14         0.14
WA                         9                 723,583.71         0.67
WI                        20                 679,073.47         0.63
WV                         4                 168,666.81         0.16
WY                         2                 102,222.25         0.09
---------------------------------------------------------------------
Total...............    2497            $108,269,597.59       100.00%
=====================================================================



                                  LIEN SUMMARY


                                                            Percentage of
                                            Aggregate       Cut-Off Date
                      Number of              Unpaid           Aggregate
                      Mortgage              Principal         Principal
                        Loans                Balance           Balance
1                        1425              81,931,107.70        75.67
2                        1072              26,338,489.89        24.33
----------------------------------------------------------------------
Total...............     2497            $108,269,597.59       100.00%
======================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                                 Percentage of
                                               Aggregate         Cut-Off Date
                             Number of          Unpaid             Aggregate
                             Mortgage          Principal           Principal
    AMORTIZATION               Loans            Balance             Balance
Fully Amortizing                2048          77,925,770.74          71.97
Partially Amortizing             449          30,343,826.85          28.03
---------------------------------------------------------------------------
Total..................         2497        $108,269,597.59         100.00%
===========================================================================



                                  PROPERTY TYPE


                                                                                Percentage of
                                                          Aggregate             Cut-Off Date
                                  Number of                Unpaid                 Aggregate
                                  Mortgage                Principal               Principal
    Property Type                   Loans                  Balance                 Balance
Single Family Residence              2406               103,385,775.84              95.49
2 to 4 Family Residence                46                 2,730,521.60               2.52
Condo                                  14                   733,868.28               0.68
Manufactured Housing                    9                   251,602.09               0.23
Multiple Properties                     3                   274,618.27               0.25
Townhouse                              18                   777,757.34               0.72
Other                                   1                   115,454.17               0.11
------------------------------------------------------------------------------------------
Total.....................           2497              $108,269,597.59             100.00%
==========================================================================================




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

     -  EQUICREDIT 1997-B

     -  Cut Off Date of Tape is  8/31/97

     -  ARM COLLATERAL

     -  $25,597,378.81


Number of Mortgage Loans:                                     275

Lien Status:                                     First Lien Loans

Index:                                              6 Month LIBOR

Aggregate Unpaid Principal Balance:                $25,597,378.81
Aggregate Original Principal Balance:              $25,640,325.00

Weighted Average Coupon (Gross):                           9.711%
Gross Coupon Range:                             6.650% -  14.490%

Weighted Average Margin (Gross):                           6.666%
Gross Margin Range:                             1.000% -  11.000%

Weighted Average Life Cap (Gross):                        15.830%
Gross Life Cap Range:                          12.500% -  20.490%

Weighted Average Life Floor (Gross):                       9.585%
Gross Life Floor Range:                         6.500% -  14.150%


Average Unpaid Principal Balance:                      $93,081.38
Average Original Principal Balance:                    $93,237.55

Maximum Unpaid Principal Balance:                     $213,737.01
Minimum Unpaid Principal Balance:                      $14,954.35

Maximum Original Principal Balance:                   $214,000.00
Minimum Original Principal Balance:                    $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     194.579
Stated Rem Term Range:                          75.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            3.166
Age Range:                                       0.000 -   18.000

Weighted Average Original Term(to Mat/Bln Date):          197.745
Original Term Range:                            83.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):        80.348
Original LTV Range:                            15.000% -  95.000%

Weighted Average Periodic Interest Cap:                    1.035%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                   4.113
Months to Interest Roll Range:                           1 -   23

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                                          Percentage of
                                                                                     Aggregate            Cut-Off Date
                       Gross Mortgage                              Number of          Unpaid                Aggregate
                       Interest Rate                               Mortgage          Principal              Principal
                           Range                                     Loans            Balance                Balance
 6.50% less than Gross Coupon less than or equal to  7.00%              4              402,083.83              1.57
 7.00% less than Gross Coupon less than or equal to  7.50%             11              902,925.69              3.53
 7.50% less than Gross Coupon less than or equal to  7.75%              2              232,085.04              0.91
 7.75% less than Gross Coupon less than or equal to  8.00%             11              880,314.04              3.44
 8.00% less than Gross Coupon less than or equal to  8.25%              8              876,353.21              3.42
 8.25% less than Gross Coupon less than or equal to  8.50%             24            2,299,591.24              8.98
 8.50% less than Gross Coupon less than or equal to  8.75%             26            2,770,264.39             10.82
 8.75% less than Gross Coupon less than or equal to  9.00%             25            2,332,008.85              9.11
 9.00% less than Gross Coupon less than or equal to  9.25%             13            1,316,584.19              5.14
 9.25% less than Gross Coupon less than or equal to  9.50%             19            1,759,267.95              6.87
 9.50% less than Gross Coupon less than or equal to  9.75%             14            1,363,944.46              5.33
 9.75% less than Gross Coupon less than or equal to 10.00%             20            1,602,374.28              6.26
10.00% less than Gross Coupon less than or equal to 10.25%             10              857,090.83              3.35
10.25% less than Gross Coupon less than or equal to 10.50%             13            1,076,802.48              4.21
10.50% less than Gross Coupon less than or equal to 10.75%             12            1,141,279.99              4.46
10.75% less than Gross Coupon less than or equal to 11.00%             16            1,349,042.26              5.27
11.00% less than Gross Coupon less than or equal to 11.25%              3              376,380.37              1.47
11.25% less than Gross Coupon less than or equal to 11.50%             14            1,384,372.38              5.41
11.50% less than Gross Coupon less than or equal to 11.75%              2              182,315.06              0.71
11.75% less than Gross Coupon less than or equal to 12.00%              6              430,041.15              1.68
12.00% less than Gross Coupon less than or equal to 12.25%              4              260,243.78              1.02
12.25% less than Gross Coupon less than or equal to 12.50%              5              305,475.75              1.19
12.50% less than Gross Coupon less than or equal to 12.75%              2              188,917.70              0.74
12.75% less than Gross Coupon less than or equal to 13.00%              1               34,276.16              0.13
13.00% less than Gross Coupon less than or equal to 13.25%              1              141,007.48              0.55
13.25% less than Gross Coupon less than or equal to 13.50%              2              287,477.50              1.12
13.50% less than Gross Coupon less than or equal to 13.75%              3              452,012.80              1.77
13.75% less than Gross Coupon less than or equal to 14.00%              2              176,606.28              0.69
14.00% less than Gross Coupon less than or equal to 14.25%              1              131,881.10              0.52
14.25% less than Gross Coupon less than or equal to 14.50%              1               84,358.57              0.33
--------------------------------------------------------------------------------------------------------------------
Total........................................................         275         $ 25,597,378.81            100.00%
====================================================================================================================


                       REMAINING MONTHS TO STATED MATURITY


                                                                                    Percentage of
                                                                   Aggregate        Cut-Off Date
                                                     Number of      Unpaid            Aggregate
                                                     Mortgage      Principal          Principal
                 Remaining Term                        Loans        Balance            Balance
 72 less than Rem Term less than or equal to  84        122      12,115,452.75          47.33%
108 less than Rem Term less than or equal to 120         29       2,678,394.69          10.46%
168 less than Rem Term less than or equal to 180         11         840,698.59           3.28%
336 less than Rem Term less than or equal to 348          2         245,792.86           0.96%
348 less than Rem Term less than or equal to 360        111       9,717,039.92          37.96%
----------------------------------------------------------------------------------------------
Total..............................................     275      25,597,378.81         100.00%
==============================================================================================



                                   AGE OF LOAN



                                                                                           Percentage of
                                                                         Aggregate         Cut-Off Date
                                                     Number of            Unpaid             Aggregate
                                                     Mortgage            Principal           Principal
                    Age                                Loans              Balance             Balance
                                 Age  =   0              34             3,575,916.00          13.97%
  0 less than Age less than or equal to  12             239            21,775,669.95          85.07%
 12 less than Age less than or equal to  24               2               245,792.86           0.96%
----------------------------------------------------------------------------------------------------
Total.........................................          275            25,597,378.81         100.00%
====================================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)


                                                                                                              Percentage of
                                                                                        Aggregate             Cut-Off Date
                    Original                                     Number of               Unpaid                 Aggregate
                  Loan-To-Value                                  Mortgage               Principal               Principal
                      Ratio                                        Loans                 Balance                 Balance
10.000 less than LTV less than or equal to 15.000                     1                    14,954.35               0.06
15.000 less than LTV less than or equal to 20.000                     1                    39,909.73               0.16
25.000 less than LTV less than or equal to 30.000                     1                   104,799.54               0.41
30.000 less than LTV less than or equal to 35.000                     1                    49,901.17               0.19
35.000 less than LTV less than or equal to 40.000                     2                    56,261.59               0.22
40.000 less than LTV less than or equal to 45.000                     1                   104,962.15               0.41
45.000 less than LTV less than or equal to 50.000                     1                    35,383.60               0.14
50.000 less than LTV less than or equal to 55.000                     1                    54,918.18               0.21
55.000 less than LTV less than or equal to 60.000                     6                   449,880.52               1.76
60.000 less than LTV less than or equal to 65.000                     8                   672,360.84               2.63
65.000 less than LTV less than or equal to 70.000                    18                 1,316,494.40               5.14
70.000 less than LTV less than or equal to 75.000                    48                 4,505,197.71              17.60
75.000 less than LTV less than or equal to 80.000                    61                 5,616,346.81              21.94
80.000 less than LTV less than or equal to 85.000                    74                 6,744,034.52              26.35
85.000 less than LTV less than or equal to 90.000                    43                 4,705,109.07              18.38
90.000 less than LTV less than or equal to 95.000                     8                 1,126,864.63               4.40
------------------------------------------------------------------------------------------------------------------------
Total...............................................                275              $ 25,597,378.81             100.00%
========================================================================================================================



                               DISTRIBUTION OF
                                   MARGINS


                                                                                              Percentage of
                                                                            Aggregate          Cut-Off Date
                                                           Number of         Unpaid              Aggregate
                      Gross                                Mortgage         Principal            Principal
                      Margin                                 Loans           Balance              Balance
 0.500 less than Margin less than or equal to  1.000            1              51,891.71           0.20
 2.500 less than Margin less than or equal to  3.000            1             143,426.73           0.56
 3.500 less than Margin less than or equal to  4.000            2             182,612.52           0.71
 4.000 less than Margin less than or equal to  4.500            8             846,616.31           3.31
 4.500 less than Margin less than or equal to  5.000           15           1,252,449.07           4.89
 5.000 less than Margin less than or equal to  5.500           35           2,996,786.37          11.71
 5.500 less than Margin less than or equal to  6.000           38           3,754,765.48          14.67
 6.000 less than Margin less than or equal to  6.500           49           4,788,122.76          18.71
 6.500 less than Margin less than or equal to  7.000           35           3,043,327.81          11.89
 7.000 less than Margin less than or equal to  7.500           29           2,536,858.63           9.91
 7.500 less than Margin less than or equal to  8.000           19           1,697,399.66           6.63
 8.000 less than Margin less than or equal to  8.500           18           1,722,485.51           6.73
 8.500 less than Margin less than or equal to  9.000            8             696,397.91           2.72
 9.000 less than Margin less than or equal to  9.500            7             537,382.92           2.10
 9.500 less than Margin less than or equal to 10.000            3             350,541.07           1.37
10.000 less than Margin less than or equal to 10.500            1             141,007.48           0.55
10.500 less than Margin less than or equal to 11.000            6             855,306.87           3.34
--------------------------------------------------------------------------------------------------------
Total..................................................       275        $ 25,597,378.81         100.00%
========================================================================================================




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                                                                                                    Percentage of
                                                                                          Aggregate                Cut-Off Date
                                                                      Number of            Unpaid                    Aggregate
                            Gross                                     Mortgage            Principal                  Principal
                           Life Cap                                     Loans              Balance                    Balance
12.000 less than LIFE CAP less than or equal to 12.500                     1               143,426.73                   0.56
12.500 less than LIFE CAP less than or equal to 13.000                     4               402,083.83                   1.57
13.000 less than LIFE CAP less than or equal to 13.500                    10               771,476.82                   3.01
13.500 less than LIFE CAP less than or equal to 14.000                    12             1,022,755.84                   4.00
14.000 less than LIFE CAP less than or equal to 14.500                    28             2,723,257.57                  10.64
14.500 less than LIFE CAP less than or equal to 15.000                    52             5,253,056.34                  20.52
15.000 less than LIFE CAP less than or equal to 15.500                    30             2,833,054.14                  11.07
15.500 less than LIFE CAP less than or equal to 16.000                    32             2,820,603.02                  11.02
16.000 less than LIFE CAP less than or equal to 16.500                    24             2,138,482.49                   8.35
16.500 less than LIFE CAP less than or equal to 17.000                    21             1,802,834.21                   7.04
17.000 less than LIFE CAP less than or equal to 17.500                    24             2,313,579.42                   9.04
17.500 less than LIFE CAP less than or equal to 18.000                    12               881,230.16                   3.44
18.000 less than LIFE CAP less than or equal to 18.500                     6               286,735.96                   1.12
18.500 less than LIFE CAP less than or equal to 19.000                     6               680,241.45                   2.66
19.000 less than LIFE CAP less than or equal to 19.500                     4               483,909.91                   1.89
19.500 less than LIFE CAP less than or equal to 20.000                     6               741,911.25                   2.90
20.000 less than LIFE CAP less than or equal to 20.500                     3               298,739.67                   1.17
------------------------------------------------------------------------------------------------------------------------------
Total....................................................                275           $25,597,378.81                 100.00%
==============================================================================================================================




                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                                                                                     Percentage of
                                                                                    Aggregate        Cut-Off Date
                                                                   Number of         Unpaid            Aggregate
                         Gross                                     Mortgage         Principal          Principal
                       Life Floor                                    Loans           Balance            Balance
 6.000 less than Life Floor less than or equal to  6.500                1            143,426.73           0.56
 6.500 less than Life Floor less than or equal to  7.000                4            402,083.83           1.57
 7.000 less than Life Floor less than or equal to  7.500               11            902,925.69           3.53
 7.500 less than Life Floor less than or equal to  8.000               14          1,211,226.53           4.73
 8.000 less than Life Floor less than or equal to  8.500               31          3,032,517.72          11.85
 8.500 less than Life Floor less than or equal to  9.000               56          5,586,058.90          21.82
 9.000 less than Life Floor less than or equal to  9.500               36          3,352,312.00          13.10
 9.500 less than Life Floor less than or equal to 10.000               34          3,029,302.85          11.83
10.000 less than Life Floor less than or equal to 10.500               23          2,119,249.53           8.28
10.500 less than Life Floor less than or equal to 11.000               24          2,003,682.45           7.83
11.000 less than Life Floor less than or equal to 11.500               21          1,829,465.22           7.15
11.500 less than Life Floor less than or equal to 12.000                7            508,015.09           1.98
12.000 less than Life Floor less than or equal to 12.500                1             35,190.98           0.14
12.500 less than Life Floor less than or equal to 13.000                3            229,367.27           0.90
13.000 less than Life Floor less than or equal to 13.500                4            512,843.55           2.00
13.500 less than Life Floor less than or equal to 14.000                4            567,829.37           2.22
14.000 less than Life Floor less than or equal to 14.500                1            131,881.10           0.52
---------------------------------------------------------------------------------------------------------------
Total......................................................           275        $25,597,378.81         100.00%
===============================================================================================================




         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           NEXT INTEREST ROLLDATE DATE

                                                       Percentage
                                                       of Cut-Off
                                  Aggregate               Date
     Next           Number of      Unpaid              Aggregate
     Roll           Mortgage      Principal            Principal
     Date             Loans        Balance              Balance
   09/01/97             25     $ 2,233,880.83            08.73
   10/01/97             26     $ 2,515,904.25            09.83
   11/01/97             46     $ 4,124,483.24            16.11
   12/01/97             57     $ 5,049,299.11            19.73
   01/01/98             76     $ 7,213,578.62            28.18
   02/01/98             39     $ 3,960,531.31            15.47
   03/01/98              5     $   367,820.35            01.44
   07/01/99              1     $   131,881.10            00.52
---------------------------------------------------------------
Total.........         275     $25,597,378.81           100.00%
===============================================================



                           LOAN SUMMARY STRATIFIED BY
                                  PERIODIC CAP

                                                          Percentage of
                                         Aggregate        Cut-Off Date
                         Number of        Unpaid            Aggregate
Periodic                 Mortgage        Principal          Principal
  Cap                      Loans          Balance            Balance
  1.000                     264         24,877,651.25          97.19
  1.500                       7            359,373.60           1.40
  3.000                       4            360,353.96           1.41
--------------------------------------------------------------------------
Total..........             275       $ 25,597,378.81         100.00%
==========================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                                           Percentage of
                                                                                         Aggregate         Cut-Off Date
                             Current                                  Number of           Unpaid             Aggregate
                          Mortgage Loan                               Mortgage           Principal           Principal
                        Principal Balance                               Loans             Balance             Balance
    10,000 less than Balance less than or equal to    15,000               1               14,954.35           0.06
    25,000 less than Balance less than or equal to    30,000               4              110,210.06           0.43
    30,000 less than Balance less than or equal to    35,000               5              172,610.08           0.67
    35,000 less than Balance less than or equal to    40,000               5              188,109.07           0.73
    40,000 less than Balance less than or equal to    45,000               5              219,981.74           0.86
    45,000 less than Balance less than or equal to    50,000              10              483,434.23           1.89
    50,000 less than Balance less than or equal to    55,000              22            1,161,061.87           4.54
    55,000 less than Balance less than or equal to    60,000              18            1,042,168.10           4.07
    60,000 less than Balance less than or equal to    65,000              14              881,456.69           3.44
    65,000 less than Balance less than or equal to    70,000              16            1,077,580.86           4.21
    70,000 less than Balance less than or equal to    75,000              13              942,006.43           3.68
    75,000 less than Balance less than or equal to    80,000              12              926,147.26           3.62
    80,000 less than Balance less than or equal to    85,000              15            1,242,202.92           4.85
    85,000 less than Balance less than or equal to    90,000               9              796,626.99           3.11
    90,000 less than Balance less than or equal to    95,000               9              835,580.82           3.26
    95,000 less than Balance less than or equal to   100,000              11            1,076,546.00           4.21
   100,000 less than Balance less than or equal to   105,000              11            1,136,992.57           4.44
   105,000 less than Balance less than or equal to   110,000               9              968,141.74           3.78
   110,000 less than Balance less than or equal to   115,000               8              901,378.27           3.52
   115,000 less than Balance less than or equal to   120,000              10            1,177,170.80           4.60
   120,000 less than Balance less than or equal to   125,000               5              617,668.08           2.41
   125,000 less than Balance less than or equal to   130,000               5              636,923.10           2.49
   130,000 less than Balance less than or equal to   135,000              14            1,853,499.53           7.24
   135,000 less than Balance less than or equal to   140,000               4              549,768.68           2.15
   140,000 less than Balance less than or equal to   145,000               9            1,287,236.27           5.03
   145,000 less than Balance less than or equal to   150,000               2              293,800.65           1.15
   150,000 less than Balance less than or equal to   200,000              26            4,378,948.02          17.11
   200,000 less than Balance less than or equal to   250,000               3              625,173.63           2.44
--------------------------------------------------------------------------------------------------------------------
Total..........................................................          275          $25,597,378.81         100.00%
====================================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CA                        15               2,205,906.08         8.62
CO                        36               3,268,525.62        12.77
FL                        10               1,195,245.08         4.67
IL                        10                 695,158.01         2.72
IN                         7                 530,868.07         2.07
KS                         1                 109,594.91         0.43
KY                        15               1,143,023.90         4.47
LA                         3                 296,991.32         1.16
MD                         1                 170,196.60         0.66
ME                         1                 113,850.00         0.44
MI                        81               7,897,861.64        30.85
MN                         1                  58,580.50         0.23
MO                         2                  78,784.04         0.31
NC                         3                 373,353.50         1.46
NH                         1                  85,000.00         0.33
NV                         5                 588,471.80         2.30
NY                         1                 167,153.76         0.65
OH                        52               3,994,244.21        15.60
OK                         1                  51,891.71         0.20
OR                         1                 131,000.00         0.51
PA                         3                 218,475.82         0.85
SC                         5                 423,136.88         1.65
TN                         4                 578,594.86         2.26
TX                         5                 319,685.76         1.25
UT                         3                 341,132.11         1.33
VA                         1                  77,813.76         0.30
VT                         1                  52,203.52         0.20
WA                         1                 131,448.87         0.51
WI                         4                 253,393.36         0.99
WV                         1                  45,793.12         0.18
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        275              25,597,378.81       100.00
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 119    10,302,417.49          40.25
Partially Amortizing             156    15,294,961.32          59.75
--------------------------------------------------------------------------
Total..................          275  $ 25,597,378.81         100.00%
==========================================================================

                                  PROPERTY TYPE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                          Number of               Unpaid          Aggregate
                          Mortgage               Principal        Principal
    Property Type           Loans                 Balance          Balance

Single Family Residence       264                24,363,491.94      95.18
2 to 4 Family Residence         8                   862,055.07       3.37
Condo                           2                   204,678.04       0.80
Townhouse                       1                   167,153.76       0.65
--------------------------------------------------------------------------
Total...............          275              $ 25,597,378.81     100.00%
==========================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                  PRELIMINARY
                             BACKGROUND INFORMATION

                         EquiCredit Funding TRUST 1997-B
           EquiCredit Funding Asset Backed Certificates, Series 1997-B

                            APPROXIMATE CLASS SIZES

                $28,390,000  Class A-1 FIXED RATE CERTIFICATES


                $18,290,000  Class A-2 FIXED RATE CERTIFICATES


                $31,700,000  Class A-3 FIXED RATE CERTIFICATES


                $17,270,000  Class A-4 FIXED RATE CERTIFICATES


                $24,800,000  Class A-5 FIXED RATE CERTIFICATES


                $12,750,000  Class A-6 FIXED RATE CERTIFICATES


                $14,800,000  Class A-7 FIXED RATE CERTIFICATES
                             Non-Accelerated Senior


                $27,000,000  Class A-8 ADJUSTABLE RATE CERTIFICATES



The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the EquiCredit 1997-B transaction, and not by or as agent for EQCC Receivables Corporation or EQCC Asset Backed Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Depositor. PSI makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

                        EquiCredit Funding Trust 1997-B -
          EquiCredit Funding Asset Backed Certificates, Series 1997-B


                               PRICING INFORMATION
                       ----------------------------------
                                FIXED RATE GROUP

Class:            A-1          A-2          A-3         A-4          A-5          A-6          A-7
                                                                                            NAS Bond
Approximate
Face Amount:   28,390,000   18,290,000   31,700,000   17,270,000   24,800,000   12,750,000   14,800,000

Coupon:           [     ]     [      ]     [      ]     [      ]     [      ]     [      ]     [      ]

Price:            [     ]     [      ]     [      ]     [      ]     [      ]     [      ]     [      ]

Yield:            [     ]     [      ]     [      ]     [      ]     [      ]     [      ]     [      ]

Spread:           [     ]     [      ]     [      ]     [      ]     [      ]     [      ]     [      ]

Exp Avg Life
to Maturity:    [.50] yrs   [1.15] yrs   [2.00] yrs   [3.10] yrs   [4.80] yrs   [9.85] yrs   [6.26] yrs

Exp Avg Life
to Call:        [.50] yrs   [1.15] yrs   [2.00] yrs   [3.10] yrs   [4.80] yrs   [7.04] yrs   [5.94] yrs

Exp 1st
Prin Pmt:      [10/15/97]   [08/15/98]   [03/15/99]   [05/15/00]   [05/15/01]   [04/15/04]   [10/15/00]

Exp Mat
to call:       [08/15/98]   [03/15/99]   [05/15/00]   [05/15/01]   [04/15/04]   [11/15/04]   [11/15/04]

Exp Mat:       [08/15/98]   [03/15/99]   [05/15/00]   [05/15/01]   [04/15/04]   [06/15/27]   [05/15/12]

Stated Mat:    [xx/15/xx]   [xx/15/xx]   [xx/15/xx]   [xx/15/xx]   [xx/15/xx]   [xx/15/xx]   [xx/15/xx]

Exp Rating
(S&P/Moody's):  [AAA/Aaa]    [AAA/Aaa]    [AAA/Aaa]    [AAA/Aaa]    [AAA/Aaa]    [AAA/Aaa]    [AAA/Aaa]

Pricing Spd:    [25]% HEP    [25]% HEP   [25] % HEP   [25] % HEP   [25] % HEP   [25] % HEP   [25] % HEP

Pricing Date:   [      ]     [      ]     [      ]     [      ]     [      ]     [      ]     [      ]

Investor
Settle Date:    [9/29/97]    [9/29/97]    [9/29/97]    [9/29/97]    [9/29/97]    [9/29/97]    [9/29/97]

Pmt Delay:      [0  days]     [0 days]     [0 days]     [0 days]     [0 days]     [0 days]     [0 days]

Cut-off Date:    [9/1/97]     [9/1/97]     [9/1/97]     [9/1/97]     [9/1/97]     [9/1/97]     [9/1/97]

Dated Date:     [9/15/97]    [9/15/97]    [9/15/97]    [9/15/97]    [9/15/97]    [9/15/97]    [9/15/97]

Int Pmt:           30/360       30/360       30/360       30/360       30/360       30/360       30/360

Pmt Terms:        Monthly      Monthly      Monthly      Monthly      Monthly      Monthly      Monthly

1st Int.
Pmt Date:        10/15/97     10/15/97     10/15/97     10/15/97     10/15/97     10/15/97     10/15/97

Collateral
Type:          Fixed Rate   Fixed Rate   Fixed Rate   Fixed Rate   Fixed Rate   Fixed Rate   Fixed Rate

SMMEA
Eligibility:    non-SMMEA    non-SMMEA    non-SMMEA    non-SMMEA    non-SMMEA    non-SMMEA    non-SMMEA





         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        EquiCredit Funding Trust 1997-B -
          EquiCredit Funding Asset Backed Certificates, Series 1997-B



Fixed Rate Certificates
Net Funds Cap:                  Interest shall accrue on each Class
                                of Class A Certificates at the related Pass-
                                Through Rate; provided that the Class A-6
                                Pass-Through Rate shall equal the lower of (i)
                                [x.xx]% per annum and (ii) the WAC of the Mortgage Loans in the Fixed Rate Group less the
                                Servicing Fee Rate ([60]bps per annum) and the rate at which the Monthly Premium to the Insurer accrues([ ]bps per annum).

Fixed Rate Certificates
Principal Paydown:              1)  To the Class A-7 Certificateholders -- the
                                    Class A-7 Lockout Remittance Amount

                                2) To the Class A-1 through A-7 Certificates, in sequential order

Class A-7 Lockout
Remittance Amount:              The applicable Class A-7 Lockout Percentage
                                multiplied by the Class A-7 Lockout Pro Rata
                                Remittance Amount for such Payment Date.

                                THE CLASS A-7 Lockout PERCENTAGE

                                October 1997 to September 2000 ==> 0%
                                October 2000 to September 2002 ==> 45%
                                October 2002 to September 2003 ==> 80%
                                October 2003 to September 2004 ==> 100%
                                October 2004 and thereafter    ==> 300%







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        EquiCredit Funding Trust 1997-B -
          EquiCredit Funding Asset Backed Certificates, Series 1997-B



                             PRICING INFORMATION (CONT.)
                       ---------------------------------------
                               ADJUSTABLE RATE GROUP

Class:                          A-8
Approximate
Face Amount:                    $27,000,000

Coupon:                         Prior to the Cleanup Call, the least of:
                                   1) 1M LIBOR + [  ]  bps
                                   2) Class A-8 Net Funds Cap (described below)
                                After the Cleanup Call, the least of:
                                   1) 1M LIBOR + 2 x [  ]  bps
                                   2) Class A-8 Net Funds Cap

Price:                          [100-0]

Yield:                          Variable

Spread:                         [  ]bps

Index:                          1 Month LIBOR

Disc. Margin:                   [  ]bps

Exp Avg Life
to Call:                        [2.81] yrs

Exp Avg Life
to Maturity:                    [2.95] yrs

Exp. 1st Prin Payment:          [10/15/97]

Exp Mat to Call:                [11/15/04]

Exp Mat:                        [03/15/27]

Stated Mat:                     [xx/15/xx]

Exp Rating
(S&P/Moody's):                  [AAA/Aaa]

Pricing Spd:                    [27] % CPR

Pricing Date:                   [       ]

Investor
Settle Date:                    [9/29/97]

Pymt Delay:                     0 days

Cut-off Date:                   9/1/97

Dated Date:                     [9/29/97]

Int Pymt:                       actual/360

Pymt Terms:                     Monthly

1st Int. Pymt Date:             10/15/97

Principal Paydown:              All Class A-8 principal is passed through to Class A-8.

Collateral Type:                Adjustable Rate

SMMEA
Eligibility:                    [SMMEA Eligible]

----------------------------------------------------------------------------------------------

Class A-8
Net Funds Cap:          WAC for the Mortgage Loans less
                         (i) 0.73% per annum, for the first [twelve] Accrual Periods; or,

                         (ii) 1.23% per annum, with respect to each
                              subsequent Accrual Period.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY

                        EquiCredit Funding Trust 1997-B -
          EquiCredit Funding Asset Backed Certificates, Series 1997-B

                                   SUMMARY OF TERMS
                              --------------------------

Title of Securities:    EquiCredit Funding Trust 1997-B
                        EquiCredit Funding Asset Backed Certificates, Series 1997-B
                        Class A-1, A-2, A-3, A-4, A-5, A-6, A-7 ("Fixed-Rate Certificates")
                        Class A-8 ("Adjustable Rate Certificates")

Depositor:              EQCC Receivables Corporation
                        EQCC Asset Backed Corporation

Servicer:               EquiCredit Corporation of America.

Originators:            The Mortgage Loans have not been originated directly by the
                        Originators, but have been purchased and re-underwritten
                        by the Originators as described in the Prospectus.      .

Trustee:                [First Bank National Association]

Aggregate
Certificate Balance:    Fixed Rate Certificates (non-SMMEA)             [$ 148,000,000]
                        Adjustable Rate Certificates (SMMEA)            [$  27,000,000]

Securities Offered:     100% [AMBAC]-guaranteed, pass-through certificates.*****************

Offering:               Public shelf offering -- a prospectus and prospectus supplement will be distributed after pricing.

Pricing Date:           [9/12/97]

Investor
Settlement Date:        [9/29/97]

Form of Certificates:   Book-Entry form, same-day funds through DTC, Euroclear and CEDEL

Pass-Through Rate:      [  ]% on Class A-1 Certificates
                        [  ]% on Class A-2 Certificates
                        [  ]% on Class A-3 Certificates
                        [  ]% on Class A-4 Certificates
                        [  ]% on Class A-5 Certificates
                        [  ]% on Class A-6 Certificates
                        [  ]% on Class A-7 Certificates
                        1-Month LIBOR + [  ]bps on Class A-8 Certificates *

                         * Subject to the Class A-8 Net Funds Cap.
Prepayment
Assumption:             For the Fixed Rate Certificates, [25]% HEP ([2.5]% CPR in month 1 with monthly incremental increases of [2.5]% CPR until the speed reaches [25]% CPR in month 10 based on loan seasoning). This means that seasoned loans will start further up on the prepayment curve.

                        For the Adjustable Rate Certificates,  [27]% CPR

Payment Date:           The 15th day of each month (or, if any such date is not a
                        business day, the first business day thereafter) commencing in
                        October 1997. The payment delay will be zero days for the Fixed Rate
                        Certificates and zero days for the Adjustable Rate Certificates.

Interest Accrual
Period:                 Interest on the Fixed Rate Certificates will accrue from the fifteenth calendar day of each month, commencing September 15, 1997
                        (whether or not such day is a Business Day) to, but excluding, the fifteenth calendar day of the next succeeding month (whether or not such day is a Business Day).

                        Interest on the Adjustable Rate Certificates will accrue from and including the Closing Date, in the case of the initial Payment Date, or from and including the most recent Payment Date on which interest has been paid, to but excluding the next succeeding Payment Date.

Optional
Cleanup Call:           The Servicer may call the Certificates on any Remittance Date when the then-outstanding collateral balance is less than or equal to 10% of the original collateral balance.

Class A-8
Coupon Step-Up:         If the Servicer does not exercise its option to call the
                        Class A-8 Certificates at the 10% cleanup call date, then the coupon on the Class A-8 Certificates shall be raised to LIBOR + 2 x [ ]bps subject to the Class A-8 Net Funds Cap.



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                        EquiCredit Funding Trust 1997-B -
          EquiCredit Funding Asset Backed Certificates, Series 1997-B


Pre-Funding Account:    On the closing date, approximately [$xx,000,000]  and  [$xx,000,000]  will be deposited in pre-funding accounts for the purchase of additional fixed- and adjustable-rate mortgage loans, respectively.  From the closing date until December 15, 1997, the Trust intends to purchase mortgage loans up to the entire pre-funding amounts. Funds remaining in either of the pre-funding accounts that total less than $100,000 after this period will be distributed to investors in the related Class A-1 and Class A-8 Certificates as prepayments on December 15, 1997.
                        If the funds remaining in either of the pre-funding accounts total greater than $100,000 after this period, the funds will be distributed on a pro-rata basis to the investors in the related Class A-1 through A-7 Certificates in the case of the fixed-rate prefunding account and to the investors in the Class A-8 Certificates in the case of the adjustable-rate prefunding account as a prepayment on December 15, 1997.  The additional mortgage loans will be subject to certain aggregate group characteristics that will be more fully described in the Prospectus
                        Supplement.


Certificate Insurer:    [AMBAC Indemnity Corporation] ["AMBAC"].
                        [AMBAC]'s claims-paying ability is rated "AAA" by Standard & Poor's,
                        "Aaa" by Moody's Investors Service and "AAA" by Fitch Investors Service, Inc.

Certificate Insurance
Policy:                 The Certificate Insurance Policy will provide 100% coverage of timely interest and ultimate principal payments due on the Certificates.

Spread Account:         A Spread Account will be available to cover losses prior to any draw on the Certificate
                        Insurance Policy. The initial deposit and maintenance levels of the spread account will be sized by the surety provider.

Servicing Fee:          [60] basis points per annum for the Fixed Rate Group.
                        [73] basis points per annum for the Adjustable Rate Group.

ERISA Considerations:   ***[It is believed that the Certificates [will be]***** ERISA eligible . However, investors should consult with their counsel with respect to the consequences under ERISA and the
                        Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.]

Taxation:               REMIC.

Legal Investment:       None of the Fixed Rate Certificates will be SMMEA-eligible.
                        The Floating Rate Certificates will be SMMEA-eligible.

Certificates Ratings:   "AAA" by S&P and  "Aaa" by Moody's for the Fixed Rate Certificates and the Adjustable Rate
                        Certificates.

Prospectus:             The Certificates are being offered pursuant to a Prospectus which includes a Prospectus
                        Supplement (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.


Further Information:    Trading: Greg Richter or Rob Karr at (212) 778-2741,
                        Banking: Mary Alice Kohs (212) 778-1492 or Shelby Carvalho at (212) 778-4127.
                        FSG:     John Mawe at (212) 778-1166 or Mike Corddry at (212) 778-2840.

COPIES OF PROSPECTUS:   PLEASE SEND AN E-MAIL WITH CLIENT'S NAME ADDRESS AND PHONE
                        NUMBER TO SHELBY CARVALHO AT:

                        IMPACT ID:  CARVALHO
                        CCMAIL:     SHELBY_CARVALHO@CCMAIL.PRUSEC.COM








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A1     SEQ                          Accr  0.22750 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97


    FIX  HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM  CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
    ---  ---------  ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.150     6.123       6.137       6.164       6.176       6.189       6.201
   99-29     6.117     6.094       6.106       6.129       6.140       6.151       6.161
   99-29+    6.085     6.065       6.075       6.094       6.103       6.112       6.121
   99-30     6.052     6.036       6.044       6.060       6.067       6.074       6.081
   99-30+    6.019     6.008       6.013       6.025       6.030       6.036       6.041
   99-31     5.987     5.979       5.983       5.990       5.994       5.998       6.001
   99-31+    5.954     5.950       5.952       5.956       5.957       5.959       5.961
  100-00     5.921     5.921       5.921       5.921       5.921       5.921       5.921
  100-00+    5.888     5.892       5.890       5.887       5.885       5.883       5.881
  100-01     5.856     5.864       5.860       5.852       5.848       5.845       5.841
  100-01+    5.823     5.835       5.829       5.817       5.812       5.806       5.801
  100-02     5.791     5.806       5.798       5.783       5.776       5.768       5.761
  100-02+    5.758     5.777       5.768       5.748       5.739       5.730       5.722
  100-03     5.725     5.749       5.737       5.714       5.703       5.692       5.682
  100-03+    5.693     5.720       5.706       5.679       5.667       5.654       5.642

Avg. Life    0.500     0.569       0.532       0.471       0.448       0.426       0.408
Mod. Dur.    0.477     0.541       0.507       0.450       0.429       0.408       0.390
1st  Pmt.    0.044     0.044       0.044       0.044       0.044       0.044       0.044
Last Pmt.    0.878     1.044       0.961       0.794       0.794       0.711       0.711





         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
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         PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A2     CUR                          Accr  0.24111 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.382       6.368       6.375       6.389       6.396       6.402       6.409
   99-29     6.367       6.355       6.361       6.373       6.379       6.385       6.391
   99-29+    6.353       6.343       6.348       6.358       6.363       6.367       6.372
   99-30     6.338       6.330       6.334       6.342       6.346       6.350       6.354
   99-30+    6.324       6.318       6.321       6.327       6.330       6.333       6.335
   99-31     6.309       6.305       6.307       6.311       6.313       6.315       6.317
   99-31+    6.295       6.293       6.294       6.296       6.297       6.298       6.299
  100-00     6.280       6.280       6.280       6.280       6.280       6.280       6.280
  100-00+    6.266       6.268       6.267       6.265       6.264       6.263       6.262
  100-01     6.251       6.255       6.253       6.249       6.247       6.245       6.244
  100-01+    6.237       6.243       6.240       6.234       6.231       6.228       6.225
  100-02     6.222       6.230       6.226       6.219       6.214       6.211       6.207
  100-02+    6.208       6.218       6.213       6.203       6.198       6.193       6.188
  100-03     6.193       6.205       6.199       6.188       6.182       6.176       6.170
  100-03+    6.179       6.193       6.186       6.172       6.165       6.158       6.152

Avg. Life    1.150       1.342       1.239       1.075       1.008       0.951       0.900
Mod. Dur.    1.076       1.248       1.156       1.008       0.947       0.895       0.848
1st  Pmt.    0.878       1.044       0.961       0.794       0.794       0.711       0.711
Last Pmt.    1.461       1.711       1.544       1.294       1.211       1.211       1.128









         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

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         PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A3     CUR                          Accr  0.24792 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.520       6.512       6.516       6.525       6.529       6.533       6.538
   99-29     6.512       6.504       6.508       6.515       6.519       6.523       6.527
   99-29+    6.503       6.497       6.500       6.506       6.509       6.512       6.516
   99-30     6.494       6.490       6.492       6.497       6.499       6.502       6.504
   99-30+    6.486       6.482       6.484       6.488       6.490       6.491       6.493
   99-31     6.477       6.475       6.476       6.478       6.480       6.481       6.482
   99-31+    6.469       6.467       6.468       6.469       6.470       6.470       6.471
  100-00     6.460       6.460       6.460       6.460       6.460       6.460       6.460
  100-00+    6.451       6.453       6.452       6.451       6.450       6.450       6.449
  100-01     6.443       6.445       6.444       6.442       6.440       6.439       6.438
  100-01+    6.434       6.438       6.436       6.432       6.431       6.429       6.427
  100-02     6.426       6.431       6.428       6.423       6.421       6.418       6.416
  100-02+    6.417       6.423       6.420       6.414       6.411       6.408       6.405
  100-03     6.409       6.416       6.412       6.405       6.401       6.397       6.393
  100-03+    6.400       6.409       6.404       6.396       6.391       6.387       6.382

Avg. Life    2.000       2.361       2.166       1.857       1.731       1.622       1.523
Mod. Dur.    1.816       2.120       1.957       1.694       1.586       1.491       1.404
1st  Pmt.    1.461       1.711       1.544       1.294       1.211       1.211       1.128
Last Pmt.    2.628       3.128       2.878       2.461       2.294       2.128       1.961









         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

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         PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A4     CUR                          Accr  0.25356 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.649       6.643       6.646       6.652       6.655       6.658       6.661
   99-29     6.644       6.638       6.641       6.646       6.649       6.651       6.654
   99-29+    6.638       6.633       6.636       6.640       6.642       6.644       6.646
   99-30     6.632       6.629       6.630       6.634       6.636       6.637       6.639
   99-30+    6.626       6.624       6.625       6.628       6.629       6.630       6.631
   99-31     6.621       6.619       6.620       6.621       6.622       6.623       6.624
   99-31+    6.615       6.614       6.614       6.615       6.616       6.616       6.617
  100-00     6.609       6.609       6.609       6.609       6.609       6.609       6.609
  100-00+    6.603       6.604       6.604       6.603       6.602       6.602       6.602
  100-01     6.598       6.599       6.598       6.597       6.596       6.595       6.594
  100-01+    6.592       6.595       6.593       6.591       6.589       6.588       6.587
  100-02     6.586       6.590       6.588       6.584       6.583       6.581       6.579
  100-02+    6.580       6.585       6.583       6.578       6.576       6.574       6.572
  100-03     6.575       6.580       6.577       6.572       6.569       6.567       6.564
  100-03+    6.569       6.575       6.572       6.566       6.563       6.560       6.557

Avg. Life    3.100       3.729       3.388       2.857       2.652       2.475       2.319
Mod. Dur.    2.716       3.203       2.941       2.523       2.357       2.212       2.083
1st  Pmt.    2.628       3.128       2.878       2.461       2.294       2.128       1.961
Last Pmt.    3.628       4.378       3.961       3.294       3.044       2.878       2.711







         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A5     CUR                          Accr  0.26639 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@


    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.976       6.972       6.974       6.978       6.981       6.983       6.985
   99-29     6.972       6.969       6.970       6.974       6.976       6.978       6.980
   99-29+    6.968       6.965       6.967       6.970       6.971       6.973       6.975
   99-30     6.964       6.962       6.963       6.965       6.967       6.968       6.969
   99-30+    6.960       6.958       6.959       6.961       6.962       6.963       6.964
   99-31     6.956       6.955       6.956       6.957       6.958       6.958       6.959
   99-31+    6.952       6.952       6.952       6.953       6.953       6.953       6.954
  100-00     6.948       6.948       6.948       6.948       6.948       6.948       6.948
  100-00+    6.944       6.945       6.945       6.944       6.944       6.943       6.943
  100-01     6.940       6.942       6.941       6.940       6.939       6.939       6.938
  100-01+    6.937       6.938       6.937       6.936       6.935       6.934       6.933
  100-02     6.933       6.935       6.934       6.931       6.930       6.929       6.927
  100-02+    6.929       6.932       6.930       6.927       6.925       6.924       6.922
  100-03     6.925       6.928       6.926       6.923       6.921       6.919       6.917
  100-03+    6.921       6.925       6.923       6.919       6.916       6.914       6.911

Avg. Life    4.801       5.855       5.271       4.381       4.020       3.710       3.439
Mod. Dur.    3.941       4.640       4.261       3.647       3.388       3.159       2.956
1st  Pmt.    3.628       4.378       3.961       3.294       3.044       2.878       2.711
Last Pmt.    6.544       8.461       6.961       5.878       5.378       4.878       4.544








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A6     CUR                          Accr  0.28058 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                        *******   TO MATURITY  ******

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28     7.343       7.341       7.342       7.344       7.346       7.347       7.349
   99-28+    7.341       7.339       7.340       7.342       7.343       7.344       7.346
   99-29     7.338       7.337       7.337       7.339       7.340       7.341       7.343
   99-29+    7.336       7.335       7.335       7.337       7.338       7.339       7.340
   99-30     7.334       7.333       7.333       7.334       7.335       7.336       7.337
   99-30+    7.331       7.330       7.331       7.332       7.332       7.333       7.334
   99-31     7.329       7.328       7.329       7.329       7.330       7.330       7.330
   99-31+    7.327       7.326       7.326       7.327       7.327       7.327       7.327
  100-00     7.324       7.324       7.324       7.324       7.324       7.324       7.324
  100-00+    7.322       7.322       7.322       7.322       7.322       7.321       7.321
  100-01     7.320       7.320       7.320       7.319       7.319       7.319       7.318
  100-01+    7.317       7.318       7.318       7.317       7.316       7.316       7.315
  100-02     7.315       7.316       7.316       7.314       7.314       7.313       7.312
  100-02+    7.313       7.314       7.313       7.312       7.311       7.310       7.309
  100-03     7.310       7.312       7.311       7.309       7.308       7.307       7.306

Avg. Life    9.854      11.677      10.774       9.013       8.209       7.445       6.731
Mod. Dur.    6.687       7.523       7.125       6.268       5.847       5.427       5.021
1st  Pmt.    6.544       8.461       6.961       5.878       5.378       4.878       4.544
Last Pmt.   29.711      29.711      29.711      29.711      29.711      29.711      29.711








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A6     CUR                          Accr  0.28058 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice    99-31+ Inc   0.5               Table Yield        Roll@

                        *******   TO CALL   ******

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28     7.348       7.346       7.347       7.349       7.350       7.351       7.353
   99-28+    7.345       7.343       7.344       7.346       7.347       7.348       7.349
   99-29     7.342       7.340       7.341       7.343       7.343       7.345       7.346
   99-29+    7.339       7.338       7.338       7.340       7.340       7.341       7.342
   99-30     7.336       7.335       7.335       7.337       7.337       7.338       7.339
   99-30+    7.333       7.332       7.333       7.333       7.334       7.334       7.335
   99-31     7.330       7.330       7.330       7.330       7.331       7.331       7.331
   99-31+    7.327       7.327       7.327       7.327       7.327       7.328       7.328
  100-00     7.324       7.324       7.324       7.324       7.324       7.324       7.324
  100-00+    7.321       7.322       7.321       7.321       7.321       7.321       7.321
  100-01     7.318       7.319       7.319       7.318       7.318       7.317       7.317
  100-01+    7.315       7.316       7.316       7.315       7.315       7.314       7.313
  100-02     7.313       7.314       7.313       7.312       7.311       7.311       7.310
  100-02+    7.310       7.311       7.310       7.309       7.308       7.307       7.306
  100-03     7.307       7.308       7.307       7.306       7.305       7.304       7.303

Avg. Life    7.044       7.961       7.450       6.605       6.288       5.852       5.437
Mod. Dur.    5.332       5.848       5.564       5.071       4.877       4.603       4.336
1st  Pmt.    6.544       7.961       6.961       5.878       5.378       4.878       4.544
Last Pmt. 11/15/04    09/15/05    03/15/05    06/15/04    04/15/04    12/15/03    08/15/03








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES
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         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL
         TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A7                                  Accr  0.26483 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                        *******   TO MATURITY  ******

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+    6.930       6.929       6.929       6.930       6.930       6.931       6.931
   99-29     6.927       6.926       6.926       6.927       6.927       6.927       6.927
   99-29+    6.923       6.923       6.923       6.924       6.924       6.924       6.924
   99-30     6.920       6.920       6.920       6.920       6.920       6.921       6.921
   99-30+    6.917       6.917       6.917       6.917       6.917       6.917       6.917
   99-31     6.914       6.913       6.914       6.914       6.914       6.914       6.914
   99-31+    6.910       6.910       6.910       6.911       6.911       6.911       6.911
  100-00     6.907       6.907       6.907       6.907       6.907       6.907       6.907
  100-00+    6.904       6.904       6.904       6.904       6.904       6.904       6.904
  100-01     6.901       6.901       6.901       6.901       6.901       6.901       6.901
  100-01+    6.898       6.898       6.898       6.898       6.897       6.897       6.897
  100-02     6.894       6.895       6.895       6.894       6.894       6.894       6.894
  100-02+    6.891       6.892       6.892       6.891       6.891       6.891       6.890
  100-03     6.888       6.889       6.888       6.888       6.888       6.887       6.887
  100-03+    6.885       6.886       6.885       6.885       6.884       6.884       6.884

Avg. Life    6.256       6.520       6.381       6.145       6.047       5.958       5.878
Mac. Dur.    5.033       5.199       5.112       4.962       4.897       4.839       4.785
1st  Pmt.    3.044       3.044       3.044       3.044       3.044       3.044       3.044
Last Pmt.   14.628      14.628      14.628      14.628      14.628      14.628      14.628








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B                             Coupon                   N/A
Class         A7                                  Accr  0.26483 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table Yield        Roll@

                        *******   TO CALL  ******

    FIX    HEP 25.00   HEP 21.00   HEP 23.00   HEP 27.00   HEP 29.00   HEP 31.00   HEP 33.00
    ARM    CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00   CPR 27.00
   -----   ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+      6.931       6.929       6.930       6.931       6.932       6.932       6.933
   99-29       6.927       6.926       6.927       6.928       6.928       6.929       6.930
   99-29+      6.924       6.923       6.924       6.924       6.925       6.925       6.926
   99-30       6.921       6.920       6.920       6.921       6.921       6.922       6.922
   99-30+      6.917       6.917       6.917       6.918       6.918       6.918       6.918
   99-31       6.914       6.914       6.914       6.914       6.914       6.914       6.915
   99-31+      6.911       6.910       6.911       6.911       6.911       6.911       6.911
  100-00       6.907       6.907       6.907       6.907       6.907       6.907       6.907
  100-00+      6.904       6.904       6.904       6.904       6.904       6.904       6.904
  100-01       6.901       6.901       6.901       6.900       6.900       6.900       6.900
  100-01+      6.897       6.898       6.898       6.897       6.897       6.896       6.896
  100-02       6.894       6.895       6.894       6.894       6.893       6.893       6.892
  100-02+      6.891       6.891       6.891       6.890       6.890       6.889       6.889
  100-03       6.887       6.888       6.888       6.887       6.886       6.886       6.885
  100-03+      6.884       6.885       6.885       6.883       6.883       6.882       6.881

Avg. Life      5.941       6.320       6.118       5.719       5.588       5.387       5.182
Mod. Dur.      4.688       4.920       4.797       4.550       4.466       4.337       4.203
1st  Pmt.      3.044       3.044       3.044       3.044       3.044       3.044       3.044
Last Pmt.   11/15/04    09/15/05    03/15/05    06/15/04    04/15/04    12/15/03    08/15/03








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

Deal ID/CUSIP EQCCF7B
Class         A8     FLT CUR LIBOR-1M+ TBA       Accr  0.00000 1st Pmt 10/15/97
Collateral    100%WL  (Real)                      Factor             on   /  /
N/GWAC (Orig)       /        (10.414/11.034)      LIBOR-1M              5.65625
WAM    (Orig)         (23.333)                    Mat N/A        Settle 09/29/97
CenterPrice   100-00  Inc   0.5               Table DMrg Act/360 Roll@

                        *****   TO CALL  *****

     FIX    HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00
     ARM    CPR 27.00   CPR 21.00   CPR 23.00   CPR 25.00   CPR 29.00   CPR 31.00   CPR 33.00
   -----    ---------   ---------   ---------   ---------   ---------   ---------   ---------
   99-28+     22.389      21.629      21.868      22.129      22.660      22.942      23.226
   99-29      21.762      21.110      21.315      21.539      21.994      22.235      22.479
   99-29+     21.134      20.592      20.762      20.949      21.328      21.529      21.732
   99-30      20.507      20.073      20.210      20.359      20.662      20.823      20.985
   99-30+     19.880      19.555      19.657      19.769      19.996      20.117      20.239
   99-31      19.253      19.036      19.105      19.179      19.331      19.411      19.492
   99-31+     18.627      18.518      18.552      18.589      18.665      18.705      18.746
  100-00      18.000      18.000      18.000      18.000      18.000      18.000      18.000
  100-00+     17.374      17.482      17.448      17.411      17.335      17.295      17.254
  100-01      16.747      16.964      16.896      16.822      16.670      16.590      16.509
  100-01+     16.122      16.447      16.344      16.233      16.006      15.885      15.763
  100-02      15.496      15.929      15.793      15.644      15.341      15.180      15.018
  100-02+     14.870      15.412      15.241      15.055      14.677      14.476      14.273
  100-03      14.245      14.895      14.690      14.467      14.013      13.772      13.529
  100-03+     13.619      14.377      14.139      13.879      13.349      13.068      12.784

Avg. Life      2.810       3.467       3.231       3.005       2.632       2.468       2.323
Mod. Dur.      2.400       2.902       2.722       2.551       2.260       2.131       2.015
1st  Pmt.      0.044       0.044       0.044       0.044       0.044       0.044       0.044
Last Pmt.   11/15/04    03/15/05    02/15/05    12/15/04    10/15/04    09/15/04    09/15/04








         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

         THIS STRUCTURAL TERMSHEET SUPERSEDES ANY PREVIOUS STRUCTURAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE STRUCTURAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

--------------------------------------------------------------------------------

     -  EQUICREDIT 1997-B
     -  Cut Off Date of Tape is  8/31/97
     -  FIXED RATE COLLATERAL
     -  $108,269,597.59
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                          2,497

Lien Status:                                 First and Second Lien Loans

Aggregate Unpaid Principal Balance:                      $108,269,597.59
Aggregate Original Principal Balance:                    $108,722,465.44

Weighted Average Gross Coupon:                                   11.275%
Gross Coupon Range:                                    7.750% -  17.480%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                             $43,359.87
Average Original Principal Balance:                           $43,541.24

Maximum Unpaid Principal Balance:                            $326,142.23
Minimum Unpaid Principal Balance:                              $4,125.26

Maximum Original Principal Balance:                          $326,250.00
Minimum Original Principal Balance:                            $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):            206.523
Stated Rem Term Range:                                 22.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):              2.846
Age Range:                                              0.000 -   92.000

Weighted Average Original Term (to Mat/Bln Date):                209.369
Original Term Range:                                   24.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):               62.876
Original LTV Range:                                     2.500% -  95.000%

Weighted Average Combined LTV:                                    77.511
Combined LTV Range:                                    10.000% -  99.000%
--------------------------------------------------------------------------------








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                              Percentage of
                                                                             Aggregate        Cut-Off Date
                 Gross Mortgage                                Number of       Unpaid           Aggregate
                 Interest Rate                                 Mortgage       Principal         Principal
                     Range                                       Loans         Balance           Balance
 7.50% less than Gross Coupon less than or equal to  7.75%          1           35,562.11          0.03
 7.75% less than Gross Coupon less than or equal to  8.00%         10          879,834.51          0.81
 8.00% less than Gross Coupon less than or equal to  8.25%          2          101,044.36          0.09
 8.25% less than Gross Coupon less than or equal to  8.50%         11        1,391,349.17          1.29
 8.50% less than Gross Coupon less than or equal to  8.75%         17          936,770.20          0.87
 8.75% less than Gross Coupon less than or equal to  9.00%         32        2,368,222.29          2.19
 9.00% less than Gross Coupon less than or equal to  9.25%         37        2,375,520.30          2.19
 9.25% less than Gross Coupon less than or equal to  9.50%         69        4,400,897.45          4.06
 9.50% less than Gross Coupon less than or equal to  9.75%         74        4,162,578.81          3.84
 9.75% less than Gross Coupon less than or equal to 10.00%        136        8,357,851.99          7.72
10.00% less than Gross Coupon less than or equal to 10.25%         73        4,317,303.73          3.99
10.25% less than Gross Coupon less than or equal to 10.50%        140        7,629,990.35          7.05
10.50% less than Gross Coupon less than or equal to 10.75%        117        6,059,129.35          5.60
10.75% less than Gross Coupon less than or equal to 11.00%        221       11,752,736.49         10.86
11.00% less than Gross Coupon less than or equal to 11.25%        149        6,386,242.16          5.90
11.25% less than Gross Coupon less than or equal to 11.50%        166        6,745,326.53          6.23
11.50% less than Gross Coupon less than or equal to 11.75%        128        5,822,713.34          5.38
11.75% less than Gross Coupon less than or equal to 12.00%        159        6,568,607.28          6.07
12.00% less than Gross Coupon less than or equal to 12.25%        104        3,458,691.51          3.19
12.25% less than Gross Coupon less than or equal to 12.50%        115        4,157,456.68          3.84
12.50% less than Gross Coupon less than or equal to 12.75%         85        2,903,558.13          2.68
12.75% less than Gross Coupon less than or equal to 13.00%         97        3,146,643.93          2.91
13.00% less than Gross Coupon less than or equal to 13.25%         65        2,107,793.52          1.95
13.25% less than Gross Coupon less than or equal to 13.50%         55        1,462,534.50          1.35
13.50% less than Gross Coupon less than or equal to 13.75%         72        1,805,712.12          1.67
13.75% less than Gross Coupon less than or equal to 14.00%         81        1,963,684.56          1.81
14.00% less than Gross Coupon less than or equal to 14.25%         47        1,349,447.68          1.25
14.25% less than Gross Coupon less than or equal to 14.50%        107        2,617,254.81          2.42
14.50% less than Gross Coupon less than or equal to 14.75%         45        1,178,135.69          1.09
14.75% less than Gross Coupon less than or equal to 15.00%         31          715,589.49          0.66
15.00% less than Gross Coupon less than or equal to 15.25%         12          283,754.80          0.26
15.25% less than Gross Coupon less than or equal to 15.50%          8          186,425.32          0.17
15.50% less than Gross Coupon less than or equal to 15.75%         10          208,492.86          0.19
15.75% less than Gross Coupon less than or equal to 16.00%          5          144,038.82          0.13
16.00% less than Gross Coupon less than or equal to 16.25%          3           80,460.32          0.07
16.25% less than Gross Coupon less than or equal to 16.50%          1           12,080.09          0.01
16.75% less than Gross Coupon less than or equal to 17.00%         10          155,612.75          0.14
17.25% less than Gross Coupon less than or equal to 17.50%          2           40,549.59          0.04
--------------------------------------------------------------------------------------------------------
Total..........                                                  2497     $108,269,597.59        100.00%
========================================================================================================




                       REMAINING MONTHS TO STATED MATURITY

                                                                                     Percentage of
                                                                   Aggregate          Cut-Off Date
                                                    Number of        Unpaid            Aggregate
                                                     Mortgage       Principal          Principal
              Remaining Term                           Loans         Balance            Balance
 12 less than Rem Term less than or equal to  24          1           6,497.86           0.01%
 36 less than Rem Term less than or equal to  48          1           4,125.26           0.00%
 48 less than Rem Term less than or equal to  60         26         639,454.82           0.59%
 60 less than Rem Term less than or equal to  72          4          81,901.90           0.08%
 72 less than Rem Term less than or equal to  84        135       9,582,501.83           8.85%
 84 less than Rem Term less than or equal to  96          7         134,902.73           0.12%
 96 less than Rem Term less than or equal to 108          4          70,747.81           0.07%
108 less than Rem Term less than or equal to 120        201       5,677,964.08           5.24%
132 less than Rem Term less than or equal to 144          2          24,227.00           0.02%
144 less than Rem Term less than or equal to 156          3          70,769.73           0.07%
156 less than Rem Term less than or equal to 168         37       1,461,896.20           1.35%
168 less than Rem Term less than or equal to 180      1,581      59,654,465.78          55.10%
216 less than Rem Term less than or equal to 228          6         274,312.26           0.25%
228 less than Rem Term less than or equal to 240        161       7,923,707.62           7.32%
336 less than Rem Term less than or equal to 348          3         292,261.68           0.27%
348 less than Rem Term less than or equal to 360        325      22,369,861.03          20.66%
----------------------------------------------------------------------------------------------
Total............                                     2,497     108,269,597.59         100.00%
==============================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                   AGE OF LOAN


                                                                                    PercentAge of
                                                                   Aggregate        Cut-Off Date
                                                    Number of       Unpaid            Aggregate
                                                    Mortgage       Principal          Principal
                   Age                                Loans         Balance            Balance
              Age                     =   0             221       9,313,972.91           8.60%
  0 less than Age less than or equal to  12           2,228      97,186,787.60          89.76%
 12 less than Age less than or equal to  24              45       1,690,870.73           1.56%
 24 less than Age less than or equal to  36               2          45,325.35           0.04%
 84 less than Age less than or equal to  96               1          32,641.00           0.03%
----------------------------------------------------------------------------------------------
Total............                                     2,497     108,269,597.59         100.00%
==============================================================================================



               ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)


                                                                                       Percentage of
                                                                         Aggregate      Cut-Off Date
                 Original                              Number of          Unpaid         Aggregate
               Loan-To-Value                            Mortgage         Principal       Principal
                   Ratio                                  Loans           Balance         Balance
 0.000 less than LTV less than or equal to  5.000             2            35,845.90       0.03
 5.000 less than LTV less than or equal to 10.000            65           891,807.32       0.82
10.000 less than LTV less than or equal to 15.000           190         3,418,752.28       3.16
15.000 less than LTV less than or equal to 20.000           282         5,747,893.15       5.31
20.000 less than LTV less than or equal to 25.000           226         5,473,368.61       5.06
25.000 less than LTV less than or equal to 30.000           138         4,089,746.09       3.78
30.000 less than LTV less than or equal to 35.000           114         3,748,080.19       3.46
35.000 less than LTV less than or equal to 40.000            71         2,415,041.34       2.23
40.000 less than LTV less than or equal to 45.000            60         2,328,874.93       2.15
45.000 less than LTV less than or equal to 50.000            64         2,254,934.69       2.08
50.000 less than LTV less than or equal to 55.000            58         2,621,696.25       2.42
55.000 less than LTV less than or equal to 60.000            67         2,995,298.04       2.77
60.000 less than LTV less than or equal to 65.000           105         5,197,011.10       4.80
65.000 less than LTV less than or equal to 70.000           163         8,174,689.42       7.55
70.000 less than LTV less than or equal to 75.000           214        12,434,862.91      11.49
75.000 less than LTV less than or equal to 80.000           365        21,943,738.35      20.27
80.000 less than LTV less than or equal to 85.000           218        15,947,679.81      14.73
85.000 less than LTV less than or equal to 90.000            79         7,153,114.18       6.61
90.000 less than LTV less than or equal to 95.000            16         1,397,163.03       1.29
------------------------------------------------------------------------------------------------
Total....................                                  2497      $108,269,597.59     100.00%
================================================================================================









         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                            Percentage of
                                                                              Aggregate     Cut-Off Date
                                                             Number of         Unpaid         Aggregate
                                                              Mortgage        Principal       Principal
              Original CLTV Ratio                               Loans          Balance         Balance
  5.000 less than CLTV less than or equal to  10.000                 1          11,374.12       0.01
 10.000 less than CLTV less than or equal to  15.000                 3          52,332.79       0.05
 15.000 less than CLTV less than or equal to  20.000                12         195,464.42       0.18
 20.000 less than CLTV less than or equal to  25.000                10         265,924.16       0.25
 25.000 less than CLTV less than or equal to  30.000                15         335,145.21       0.31
 30.000 less than CLTV less than or equal to  35.000                23         773,957.38       0.71
 35.000 less than CLTV less than or equal to  40.000                17         479,329.82       0.44
 40.000 less than CLTV less than or equal to  45.000                33       1,186,311.09       1.10
 45.000 less than CLTV less than or equal to  50.000                50       1,768,049.84       1.63
 50.000 less than CLTV less than or equal to  55.000                58       2,523,946.33       2.33
 55.000 less than CLTV less than or equal to  60.000                81       3,385,162.58       3.13
 60.000 less than CLTV less than or equal to  65.000               116       5,388,130.53       4.98
 65.000 less than CLTV less than or equal to  70.000               202       9,335,744.05       8.62
 70.000 less than CLTV less than or equal to  75.000               271      13,989,454.18      12.92
 75.000 less than CLTV less than or equal to  80.000               510      25,637,071.75      23.68
 80.000 less than CLTV less than or equal to  85.000               445      21,750,627.67      20.09
 85.000 less than CLTV less than or equal to  90.000               266      11,830,026.76      10.93
 90.000 less than CLTV less than or equal to  95.000                93       3,137,165.67       2.90
 95.000 less than CLTV less than or equal to 100.000               291       6,224,379.24       5.75
----------------------------------------------------------------------------------------------------
Total....................                                        2,497    $108,269,597.59     100.00%
====================================================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS


                                                                                            Percentage of
                                                                             Aggregate      Cut-Off Date
                           Current                            Number of        Unpaid        Aggregate
                        Mortgage Loan                          Mortgage       Principal      Principal
                      Principal Balance                         Loans          Balance        Balance
         0 less than Balance less than or equal to     5,000       2            8,775.67       0.01
     5,000 less than Balance less than or equal to    10,000      45          412,647.73       0.38
    10,000 less than Balance less than or equal to    15,000     225        2,916,293.70       2.69
    15,000 less than Balance less than or equal to    20,000     292        5,238,904.23       4.84
    20,000 less than Balance less than or equal to    25,000     273        6,287,639.74       5.81
    25,000 less than Balance less than or equal to    30,000     257        7,187,343.12       6.64
    30,000 less than Balance less than or equal to    35,000     194        6,397,891.29       5.91
    35,000 less than Balance less than or equal to    40,000     175        6,614,535.45       6.11
    40,000 less than Balance less than or equal to    45,000     165        7,054,866.37       6.52
    45,000 less than Balance less than or equal to    50,000     152        7,265,365.93       6.71
    50,000 less than Balance less than or equal to    55,000     111        5,842,583.16       5.40
    55,000 less than Balance less than or equal to    60,000      93        5,369,366.83       4.96
    60,000 less than Balance less than or equal to    65,000      78        4,891,685.58       4.52
    65,000 less than Balance less than or equal to    70,000      74        5,011,084.34       4.63
    70,000 less than Balance less than or equal to    75,000      61        4,448,428.17       4.11
    75,000 less than Balance less than or equal to    80,000      35        2,712,310.73       2.51
    80,000 less than Balance less than or equal to    85,000      40        3,292,544.07       3.04
    85,000 less than Balance less than or equal to    90,000      32        2,806,639.42       2.59
    90,000 less than Balance less than or equal to    95,000      19        1,753,715.36       1.62
    95,000 less than Balance less than or equal to   100,000      30        2,940,230.16       2.72
   100,000 less than Balance less than or equal to   105,000      23        2,366,666.58       2.19
   105,000 less than Balance less than or equal to   110,000      13        1,394,202.54       1.29
   110,000 less than Balance less than or equal to   115,000      18        2,025,894.92       1.87
   115,000 less than Balance less than or equal to   120,000       7          813,086.59       0.75
   120,000 less than Balance less than or equal to   125,000       8          989,170.97       0.91
   125,000 less than Balance less than or equal to   130,000      10        1,281,895.54       1.18
   130,000 less than Balance less than or equal to   135,000       6          795,721.66       0.73
   135,000 less than Balance less than or equal to   140,000       9        1,242,322.95       1.15
   140,000 less than Balance less than or equal to   145,000       6          854,521.60       0.79
   145,000 less than Balance less than or equal to   150,000       8        1,184,617.99       1.09
   150,000 less than Balance less than or equal to   200,000      27        4,657,568.09       4.30
   200,000 less than Balance less than or equal to   250,000       7        1,600,049.37       1.48
   250,000 less than Balance less than or equal to   300,000       1          284,885.51       0.26
   300,000 less than Balance less than or equal to   350,000       1          326,142.23       0.30
---------------------------------------------------------------------------------------------------
Total....................                                       2497     $108,269,597.59     100.00%
===================================================================================================

         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance
AK                         2                  98,741.79         0.09
AL                         1                  25,444.38         0.02
AR                        31               1,312,749.93         1.21
AZ                        22                 782,214.56         0.72
CA                        91               5,032,903.19         4.65
CO                       116               5,018,596.92         4.64
CT                         1                  34,467.86         0.03
DC                         7                 656,923.38         0.61
DE                         2                 110,288.92         0.10
FL                       348              15,630,782.48        14.44
GA                        81               3,572,748.53         3.30
HI                         1                  99,790.19         0.09
IA                        31               1,690,367.34         1.56
ID                        13                 584,044.72         0.54
IL                        72               3,351,253.78         3.10
IN                        82               3,190,854.90         2.95
KS                        17                 731,944.58         0.68
KY                       106               4,291,928.81         3.96
LA                       327              11,648,716.28        10.76
MA                         3                  81,196.95         0.07
MD                        32               1,453,073.36         1.34
ME                         1                  12,650.00         0.01
MI                       120               6,130,051.62         5.66
MN                        13                 939,257.72         0.87
MO                        24               1,032,988.90         0.95
MS                       116               4,475,100.69         4.13
MT                         2                  64,958.48         0.06
NC                        98               3,979,997.37         3.68
ND                         1                  36,406.85         0.03
NE                         1                  35,959.77         0.03
NH                         2                 179,706.13         0.17
NJ                        11                 949,434.46         0.88
NM                         2                 176,340.83         0.16
NV                        10                 384,009.49         0.35
NY                         7                 718,651.37         0.66
OH                       353              13,516,171.14        12.48
OK                        13                 407,308.08         0.38
OR                         5                 221,663.37         0.20
PA                        70               3,429,449.09         3.17
SC                        59               2,410,548.27         2.23
TN                       110               4,972,907.61         4.59
TX                        17               1,005,841.39         0.93
UT                        24               1,214,778.68         1.12
VA                        15                 755,688.05         0.70
VT                         2                 147,149.14         0.14
WA                         9                 723,583.71         0.67
WI                        20                 679,073.47         0.63
WV                         4                 168,666.81         0.16
WY                         2                 102,222.25         0.09
--------------------------------------------------------------------------
Total...............    2497            $108,269,597.59       100.00%
==========================================================================



                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance
1                       1425              81,931,107.70        75.67
2                       1072              26,338,489.89        24.33
--------------------------------------------------------------------------
Total...............    2497            $108,269,597.59       100.00%
==========================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance
Fully Amortizing                2048    77,925,770.74          71.97
Partially Amortizing             449    30,343,826.85          28.03
--------------------------------------------------------------------------
Total..................         2497  $108,269,597.59         100.00%
==========================================================================



                                  PROPERTY TYPE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                          Number of               Unpaid          Aggregate
                          Mortgage               Principal        Principal
    Property Type           Loans                 Balance          Balance
Single Family Residence      2406               103,385,775.84      95.49
2 to 4 Family Residence        46                 2,730,521.60       2.52
Condo                          14                   733,868.28       0.68
Manufactured Housing            9                   251,602.09       0.23
Multiple Properties             3                   274,618.27       0.25
Townhouse                      18                   777,757.34       0.72
Other                           1                   115,454.17       0.11
--------------------------------------------------------------------------
Total...............         2497              $108,269,597.59     100.00%
==========================================================================









         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

--------------------------------------------------------------------------------

     -  EQUICREDIT 1997-B
     -  Cut Off Date of Tape is  8/31/97
     -  ARM COLLATERAL
     -  $25,597,378.81
--------------------------------------------------------------------------------
Number of Mortgage Loans:                                                    275

Lien Status:                                                    First Lien Loans

Index:                                                             6 Month LIBOR

Aggregate Unpaid Principal Balance:                               $25,597,378.81
Aggregate Original Principal Balance:                             $25,640,325.00

Weighted Average Coupon (Gross):                                          9.711%
Gross Coupon Range:                                            6.650% -  14.490%

Weighted Average Margin (Gross):                                          6.666%
Gross Margin Range:                                            1.000% -  11.000%

Weighted Average Life Cap (Gross):                                       15.830%
Gross Life Cap Range:                                         12.500% -  20.490%

Weighted Average Life Floor (Gross):                                      9.585%
Gross Life Floor Range:                                        6.500% -  14.150%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                                     $93,081.38
Average Original Principal Balance:                                   $93,237.55

Maximum Unpaid Principal Balance:                                    $213,737.01
Minimum Unpaid Principal Balance:                                     $14,954.35

Maximum Original Principal Balance:                                  $214,000.00
Minimum Original Principal Balance:                                   $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):                    194.579
Stated Rem Term Range:                                         75.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):                           3.166
Age Range:                                                      0.000 -   18.000

Weighted Average Original Term(to Mat/Bln Date):                         197.745
Original Term Range:                                           83.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):                        80.348
Original LTV Range:                                           15.000% -  95.000%

Weighted Average Periodic Interest Cap:                                   1.035%
Periodic Interest Cap Range:                                   1.000% -   3.000%

Weighted Average Months to Interest Roll:                                  4.113
Months to Interest Roll Range:                                          1 -   23

Weighted Average Interest Roll Frequency:                                  6.000
Interest Frequency Range:                                               6 -    6
--------------------------------------------------------------------------------








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                       GROSS MORTGAGE INTEREST RATE RANGE


                                                                                                Percentage of
                                                                               Aggregate         Cut-Off Date
                   Gross Mortgage                              Number of         Unpaid           Aggregate
                   Interest Rate                                Mortgage        Principal         Principal
                       Range                                      Loans          Balance           Balance
 6.50% less than Gross Coupon  less than or equal to  7.00%          4          402,083.83          1.57
 7.00% less than Gross Coupon  less than or equal to  7.50%         11          902,925.69          3.53
 7.50% less than Gross Coupon  less than or equal to  7.75%          2          232,085.04          0.91
 7.75% less than Gross Coupon  less than or equal to  8.00%         11          880,314.04          3.44
 8.00% less than Gross Coupon  less than or equal to  8.25%          8          876,353.21          3.42
 8.25% less than Gross Coupon  less than or equal to  8.50%         24        2,299,591.24          8.98
 8.50% less than Gross Coupon  less than or equal to  8.75%         26        2,770,264.39         10.82
 8.75% less than Gross Coupon  less than or equal to  9.00%         25        2,332,008.85          9.11
 9.00% less than Gross Coupon  less than or equal to  9.25%         13        1,316,584.19          5.14
 9.25% less than Gross Coupon  less than or equal to  9.50%         19        1,759,267.95          6.87
 9.50% less than Gross Coupon  less than or equal to  9.75%         14        1,363,944.46          5.33
 9.75% less than Gross Coupon  less than or equal to 10.00%         20        1,602,374.28          6.26
10.00% less than Gross Coupon  less than or equal to 10.25%         10          857,090.83          3.35
10.25% less than Gross Coupon  less than or equal to 10.50%         13        1,076,802.48          4.21
10.50% less than Gross Coupon  less than or equal to 10.75%         12        1,141,279.99          4.46
10.75% less than Gross Coupon  less than or equal to 11.00%         16        1,349,042.26          5.27
11.00% less than Gross Coupon  less than or equal to 11.25%          3          376,380.37          1.47
11.25% less than Gross Coupon  less than or equal to 11.50%         14        1,384,372.38          5.41
11.50% less than Gross Coupon  less than or equal to 11.75%          2          182,315.06          0.71
11.75% less than Gross Coupon  less than or equal to 12.00%          6          430,041.15          1.68
12.00% less than Gross Coupon  less than or equal to 12.25%          4          260,243.78          1.02
12.25% less than Gross Coupon  less than or equal to 12.50%          5          305,475.75          1.19
12.50% less than Gross Coupon  less than or equal to 12.75%          2          188,917.70          0.74
12.75% less than Gross Coupon  less than or equal to 13.00%          1           34,276.16          0.13
13.00% less than Gross Coupon  less than or equal to 13.25%          1          141,007.48          0.55
13.25% less than Gross Coupon  less than or equal to 13.50%          2          287,477.50          1.12
13.50% less than Gross Coupon  less than or equal to 13.75%          3          452,012.80          1.77
13.75% less than Gross Coupon  less than or equal to 14.00%          2          176,606.28          0.69
14.00% less than Gross Coupon  less than or equal to 14.25%          1          131,881.10          0.52
14.25% less than Gross Coupon  less than or equal to 14.50%          1           84,358.57          0.33
--------------------------------------------------------------------------------------------------------
Total..........                                                    275     $ 25,597,378.81        100.00%
========================================================================================================


                     REMAINING MONTHS TO STATED MATURITY


                                                                                     Percentage of
                                                                   Aggregate          Cut-Off Date
                                                    Number of        Unpaid            Aggregate
                                                     Mortgage       Principal          Principal
                    Remaining Term                     Loans         Balance            Balance
 72 less than Rem Term  less than or equal to  84        122      12,115,452.75          47.33%
108 less than Rem Term  less than or equal to 120         29       2,678,394.69          10.46%
168 less than Rem Term  less than or equal to 180         11         840,698.59           3.28%
336 less than Rem Term  less than or equal to 348          2         245,792.86           0.96%
348 less than Rem Term  less than or equal to 360        111       9,717,039.92          37.96%
-----------------------------------------------------------------------------------------------
Total............                                        275      25,597,378.81         100.00%
===============================================================================================



                                   AGE OF LOAN


                                                                                    Percentage of
                                                                    Aggregate        Cut-Off Date
                                                     Number of       Unpaid            Aggregate
                                                      Mortgage      Principal          Principal
                           Age                          Loans        Balance            Balance
              Age                      =   0              34       3,575,916.00          13.97%
  0 less than Age  less than or equal to  12             239      21,775,669.95          85.07%
 12 less than Age  less than or equal to  24               2         245,792.86           0.96%
-----------------------------------------------------------------------------------------------
Total............                                        275      25,597,378.81         100.00%
===============================================================================================


         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

               ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)


                                                                                        Percentage of
                                                                           Aggregate     Cut-Off Date
                   Original                               Number of         Unpaid        Aggregate
                Loan-To-Value                              Mortgage        Principal      Principal
                    Ratio                                   Loans           Balance        Balance
10.000 less than LTV  less than or equal to 15.000             1            14,954.35       0.06
15.000 less than LTV  less than or equal to 20.000             1            39,909.73       0.16
25.000 less than LTV  less than or equal to 30.000             1           104,799.54       0.41
30.000 less than LTV  less than or equal to 35.000             1            49,901.17       0.19
35.000 less than LTV  less than or equal to 40.000             2            56,261.59       0.22
40.000 less than LTV  less than or equal to 45.000             1           104,962.15       0.41
45.000 less than LTV  less than or equal to 50.000             1            35,383.60       0.14
50.000 less than LTV  less than or equal to 55.000             1            54,918.18       0.21
55.000 less than LTV  less than or equal to 60.000             6           449,880.52       1.76
60.000 less than LTV  less than or equal to 65.000             8           672,360.84       2.63
65.000 less than LTV  less than or equal to 70.000            18         1,316,494.40       5.14
70.000 less than LTV  less than or equal to 75.000            48         4,505,197.71      17.60
75.000 less than LTV  less than or equal to 80.000            61         5,616,346.81      21.94
80.000 less than LTV  less than or equal to 85.000            74         6,744,034.52      26.35
85.000 less than LTV  less than or equal to 90.000            43         4,705,109.07      18.38
90.000 less than LTV  less than or equal to 95.000             8         1,126,864.63       4.40
------------------------------------------------------------------------------------------------
Total....................                                    275      $ 25,597,378.81     100.00%
================================================================================================



                               DISTRIBUTION OF
                                   MARGINS


                                                                                        Percentage of
                                                                       Aggregate        Cut-Off Date
                                                       Number of        Unpaid            Aggregate
                     Gross                              Mortgage       Principal          Principal
                     Margin                               Loans         Balance            Balance
 0.500 less than Margin  less than or equal to  1.000        1          51,891.71           0.20
 2.500 less than Margin  less than or equal to  3.000        1         143,426.73           0.56
 3.500 less than Margin  less than or equal to  4.000        2         182,612.52           0.71
 4.000 less than Margin  less than or equal to  4.500        8         846,616.31           3.31
 4.500 less than Margin  less than or equal to  5.000       15       1,252,449.07           4.89
 5.000 less than Margin  less than or equal to  5.500       35       2,996,786.37          11.71
 5.500 less than Margin  less than or equal to  6.000       38       3,754,765.48          14.67
 6.000 less than Margin  less than or equal to  6.500       49       4,788,122.76          18.71
 6.500 less than Margin  less than or equal to  7.000       35       3,043,327.81          11.89
 7.000 less than Margin  less than or equal to  7.500       29       2,536,858.63           9.91
 7.500 less than Margin  less than or equal to  8.000       19       1,697,399.66           6.63
 8.000 less than Margin  less than or equal to  8.500       18       1,722,485.51           6.73
 8.500 less than Margin  less than or equal to  9.000        8         696,397.91           2.72
 9.000 less than Margin  less than or equal to  9.500        7         537,382.92           2.10
 9.500 less than Margin  less than or equal to 10.000        3         350,541.07           1.37
10.000 less than Margin  less than or equal to 10.500        1         141,007.48           0.55
10.500 less than Margin  less than or equal to 11.000        6         855,306.87           3.34
-------------------------------------------------------------------------------------------------
Total.................                                      275    $ 25,597,378.81         100.00%
=================================================================================================







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP


                                                                                            Percentage of
                                                                           Aggregate        Cut-Off Date
                                                             Number of      Unpaid            Aggregate
                      Gross                                   Mortgage     Principal          Principal
                     Life Cap                                   Loans       Balance            Balance
12.000 less than LIFE CAP  less than or equal to 12.500             1       143,426.73           0.56
12.500 less than LIFE CAP  less than or equal to 13.000             4       402,083.83           1.57
13.000 less than LIFE CAP  less than or equal to 13.500            10       771,476.82           3.01
13.500 less than LIFE CAP  less than or equal to 14.000            12     1,022,755.84           4.00
14.000 less than LIFE CAP  less than or equal to 14.500            28     2,723,257.57          10.64
14.500 less than LIFE CAP  less than or equal to 15.000            52     5,253,056.34          20.52
15.000 less than LIFE CAP  less than or equal to 15.500            30     2,833,054.14          11.07
15.500 less than LIFE CAP  less than or equal to 16.000            32     2,820,603.02          11.02
16.000 less than LIFE CAP  less than or equal to 16.500            24     2,138,482.49           8.35
16.500 less than LIFE CAP  less than or equal to 17.000            21     1,802,834.21           7.04
17.000 less than LIFE CAP  less than or equal to 17.500            24     2,313,579.42           9.04
17.500 less than LIFE CAP  less than or equal to 18.000            12       881,230.16           3.44
18.000 less than LIFE CAP  less than or equal to 18.500             6       286,735.96           1.12
18.500 less than LIFE CAP  less than or equal to 19.000             6       680,241.45           2.66
19.000 less than LIFE CAP  less than or equal to 19.500             4       483,909.91           1.89
19.500 less than LIFE CAP  less than or equal to 20.000             6       741,911.25           2.90
20.000 less than LIFE CAP  less than or equal to 20.500             3       298,739.67           1.17
------------------------------------------------------------------------------------------------------
Total.................                                            275    $25,597,378.81         100.00%
======================================================================================================




                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR


                                                                                        Percentage of
                                                                            Aggregate   Cut-Off Date
                                                               Number of     Unpaid       Aggregate
                          Gross                                 Mortgage    Principal     Principal
                       Life Floor                                Loans       Balance       Balance
 6.000 less than Life Floor  less than or equal to  6.500           1       143,426.73      0.56
 6.500 less than Life Floor  less than or equal to  7.000           4       402,083.83      1.57
 7.000 less than Life Floor  less than or equal to  7.500          11       902,925.69      3.53
 7.500 less than Life Floor  less than or equal to  8.000          14     1,211,226.53      4.73
 8.000 less than Life Floor  less than or equal to  8.500          31     3,032,517.72     11.85
 8.500 less than Life Floor  less than or equal to  9.000          56     5,586,058.90     21.82
 9.000 less than Life Floor  less than or equal to  9.500          36     3,352,312.00     13.10
 9.500 less than Life Floor  less than or equal to 10.000          34     3,029,302.85     11.83
10.000 less than Life Floor  less than or equal to 10.500          23     2,119,249.53      8.28
10.500 less than Life Floor  less than or equal to 11.000          24     2,003,682.45      7.83
11.000 less than Life Floor  less than or equal to 11.500          21     1,829,465.22      7.15
11.500 less than Life Floor  less than or equal to 12.000           7       508,015.09      1.98
12.000 less than Life Floor  less than or equal to 12.500           1        35,190.98      0.14
12.500 less than Life Floor  less than or equal to 13.000           3       229,367.27      0.90
13.000 less than Life Floor  less than or equal to 13.500           4       512,843.55      2.00
13.500 less than Life Floor  less than or equal to 14.000           4       567,829.37      2.22
14.000 less than Life Floor  less than or equal to 14.500           1       131,881.10      0.52
------------------------------------------------------------------------------------------------
Total.................                                            275   $25,597,378.81    100.00%
================================================================================================







         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance
   09/01/97             25      $2,233,880.83            08.73
   10/01/97             26      $2,515,904.25            09.83
   11/01/97             46      $4,124,483.24            16.11
   12/01/97             57      $5,049,299.11            19.73
   01/01/98             76      $7,213,578.62            28.18
   02/01/98             39      $3,960,531.31            15.47
   03/01/98              5        $367,820.35            01.44
   07/01/99              1        $131,881.10            00.52
--------------------------------------------------------------------------
Total........          275     $25,597,378.81           100.00%
==========================================================================



                           LOAN SUMMARY STRATIFIED BY
                                  PERIODIC CAP

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance
  1.000                     264         24,877,651.25          97.19
  1.500                       7            359,373.60           1.40
  3.000                       4            360,353.96           1.41
--------------------------------------------------------------------------
Total.................      275       $ 25,597,378.81         100.00%
==========================================================================



                          CURRENT MORTGAGE LOAN AMOUNTS

                                                                                             Percentage of
                                                                              Aggregate      Cut-Off Date
                           Current                             Number of       Unpaid          Aggregate
                        Mortgage Loan                           Mortgage      Principal        Principal
                      Principal Balance                          Loans         Balance          Balance
    10,000 less than Balance  less than or equal to    15,000       1           14,954.35       0.06
    25,000 less than Balance  less than or equal to    30,000       4          110,210.06       0.43
    30,000 less than Balance  less than or equal to    35,000       5          172,610.08       0.67
    35,000 less than Balance  less than or equal to    40,000       5          188,109.07       0.73
    40,000 less than Balance  less than or equal to    45,000       5          219,981.74       0.86
    45,000 less than Balance  less than or equal to    50,000      10          483,434.23       1.89
    50,000 less than Balance  less than or equal to    55,000      22        1,161,061.87       4.54
    55,000 less than Balance  less than or equal to    60,000      18        1,042,168.10       4.07
    60,000 less than Balance  less than or equal to    65,000      14          881,456.69       3.44
    65,000 less than Balance  less than or equal to    70,000      16        1,077,580.86       4.21
    70,000 less than Balance  less than or equal to    75,000      13          942,006.43       3.68
    75,000 less than Balance  less than or equal to    80,000      12          926,147.26       3.62
    80,000 less than Balance  less than or equal to    85,000      15        1,242,202.92       4.85
    85,000 less than Balance  less than or equal to    90,000       9          796,626.99       3.11
    90,000 less than Balance  less than or equal to    95,000       9          835,580.82       3.26
    95,000 less than Balance  less than or equal to   100,000      11        1,076,546.00       4.21
   100,000 less than Balance  less than or equal to   105,000      11        1,136,992.57       4.44
   105,000 less than Balance  less than or equal to   110,000       9          968,141.74       3.78
   110,000 less than Balance  less than or equal to   115,000       8          901,378.27       3.52
   115,000 less than Balance  less than or equal to   120,000      10        1,177,170.80       4.60
   120,000 less than Balance  less than or equal to   125,000       5          617,668.08       2.41
   125,000 less than Balance  less than or equal to   130,000       5          636,923.10       2.49
   130,000 less than Balance  less than or equal to   135,000      14        1,853,499.53       7.24
   135,000 less than Balance  less than or equal to   140,000       4          549,768.68       2.15
   140,000 less than Balance  less than or equal to   145,000       9        1,287,236.27       5.03
   145,000 less than Balance  less than or equal to   150,000       2          293,800.65       1.15
   150,000 less than Balance  less than or equal to   200,000      26        4,378,948.02      17.11
   200,000 less than Balance  less than or equal to   250,000       3          625,173.63       2.44
-----------------------------------------------------------------------------------------------------
Total....................                                         275      $25,597,378.81     100.00%
=====================================================================================================



         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance
CA                        15               2,205,906.08         8.62
CO                        36               3,268,525.62        12.77
FL                        10               1,195,245.08         4.67
IL                        10                 695,158.01         2.72
IN                         7                 530,868.07         2.07
KS                         1                 109,594.91         0.43
KY                        15               1,143,023.90         4.47
LA                         3                 296,991.32         1.16
MD                         1                 170,196.60         0.66
ME                         1                 113,850.00         0.44
MI                        81               7,897,861.64        30.85
MN                         1                  58,580.50         0.23
MO                         2                  78,784.04         0.31
NC                         3                 373,353.50         1.46
NH                         1                  85,000.00         0.33
NV                         5                 588,471.80         2.30
NY                         1                 167,153.76         0.65
OH                        52               3,994,244.21        15.60
OK                         1                  51,891.71         0.20
OR                         1                 131,000.00         0.51
PA                         3                 218,475.82         0.85
SC                         5                 423,136.88         1.65
TN                         4                 578,594.86         2.26
TX                         5                 319,685.76         1.25
UT                         3                 341,132.11         1.33
VA                         1                  77,813.76         0.30
VT                         1                  52,203.52         0.20
WA                         1                 131,448.87         0.51
WI                         4                 253,393.36         0.99
WV                         1                  45,793.12         0.18
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================




                                  LIEN SUMMARY


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance
1                        275              25,597,378.81       100.00
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION


                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance
Fully Amortizing                 119    10,302,417.49          40.25
Partially Amortizing             156    15,294,961.32          59.75
--------------------------------------------------------------------------
Total..................          275  $ 25,597,378.81         100.00%
==========================================================================




                                  PROPERTY TYPE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                          Number of               Unpaid          Aggregate
                          Mortgage               Principal        Principal
    Property Type           Loans                 Balance          Balance
Single Family Residence       264                24,363,491.94      95.18
2 to 4 Family Residence         8                   862,055.07       3.37
Condo                           2                   204,678.04       0.80
Townhouse                       1                   167,153.76       0.65
--------------------------------------------------------------------------
Total...............          275              $ 25,597,378.81     100.00%
==========================================================================








         THIS COLLATERAL TERMSHEET SUPERSEDES ANY PREVIOUS COLLATERAL TERMSHEETS, AND WILL BE SUPERSEDED BY THE COLLATERAL INFORMATION IN THE PROSPECTUS SUPPLEMENT.

         THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PRUDENTIAL SECURITIES INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                                 LEHMAN BROTHERS

                               DERIVED INFORMATION


                            $175,000,000 Certificates



                         EQUICREDIT FUNDING TRUST 1997-B


     EQCC FUNDING CORPORATION AND EQCC ASSET BACKED CORPORATION (Depositors)



                  EQUICREDIT CORPORATION OF AMERICA (Servicer)



--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                1



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-1
To Maturity:

    FIX  HEP 25.00  HEP 21.00  HEP 23.00  HEP 27.00  HEP 29.00  HEP 31.00  HEP 33.00
    ARM  CPR 27.00  CPR 27.00  CPR 27.00  CPR 27.00  CPR 27.00  CPR 27.00  CPR 27.00
   ----- ---------  ---------  ---------  ---------  ---------  ---------  ---------
   99-28+   6.150     6.123     6.137      6.164      6.176       6.189      6.201
   99-29    6.117     6.094     6.106      6.129      6.140       6.151      6.161
   99-29+   6.085     6.065     6.075      6.094      6.103       6.112      6.121
   99-30    6.052     6.036     6.044      6.060      6.067       6.074      6.081
   99-30+   6.019     6.008     6.013      6.025      6.030       6.036      6.041
   99-31    5.987     5.979     5.983      5.990      5.994       5.998      6.001
   99-31+   5.954     5.950     5.952      5.956      5.957       5.959      5.961
  100-00    5.921     5.921     5.921      5.921      5.921       5.921      5.921
  100-00+   5.888     5.892     5.890      5.887      5.885       5.883      5.881
  100-01    5.856     5.864     5.860      5.852      5.848       5.845      5.841
  100-01+   5.823     5.835     5.829      5.817      5.812       5.806      5.801
  100-02    5.791     5.806     5.798      5.783      5.776       5.768      5.761
  100-02+   5.758     5.777     5.768      5.748      5.739       5.730      5.722
  100-03    5.725     5.749     5.737      5.714      5.703       5.692      5.682
  100-03+   5.693     5.720     5.706      5.679      5.667       5.654      5.642

Avg. Life   0.500     0.569     0.532      0.471      0.448       0.426      0.408
Mod. Dur.   0.477     0.541     0.507      0.450      0.429       0.408      0.390
1st  Pmt.   0.044     0.044     0.044      0.044      0.044       0.044      0.044
Last Pmt.   0.878     1.044     0.961      0.794      0.794       0.711      0.711

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                2



I. SENSITIVITY ANALYSIS


                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-2
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.382     6.368     6.375     6.389     6.396     6.402     6.409
   99-29     6.367     6.355     6.361     6.373     6.379     6.385     6.391
   99-29+    6.353     6.343     6.348     6.358     6.363     6.367     6.372
   99-30     6.338     6.330     6.334     6.342     6.346     6.350     6.354
   99-30+    6.324     6.318     6.321     6.327     6.330     6.333     6.335
   99-31     6.309     6.305     6.307     6.311     6.313     6.315     6.317
   99-31+    6.295     6.293     6.294     6.296     6.297     6.298     6.299
  100-00     6.280     6.280     6.280     6.280     6.280     6.280     6.280
  100-00+    6.266     6.268     6.267     6.265     6.264     6.263     6.262
  100-01     6.251     6.255     6.253     6.249     6.247     6.245     6.244
  100-01+    6.237     6.243     6.240     6.234     6.231     6.228     6.225
  100-02     6.222     6.230     6.226     6.219     6.214     6.211     6.207
  100-02+    6.208     6.218     6.213     6.203     6.198     6.193     6.188
  100-03     6.193     6.205     6.199     6.188     6.182     6.176     6.170
  100-03+    6.179     6.193     6.186     6.172     6.165     6.158     6.152

Avg. Life    1.150     1.342     1.239     1.075     1.008     0.951     0.900
Mod. Dur.    1.076     1.248     1.156     1.008     0.947     0.895     0.848
1st  Pmt.    0.878     1.044     0.961     0.794     0.794     0.711     0.711
Last Pmt.    1.461     1.711     1.544     1.294     1.211     1.211     1.128

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                3



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-3
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.520     6.512     6.516     6.525     6.529     6.533     6.538
   99-29     6.512     6.504     6.508     6.515     6.519     6.523     6.527
   99-29+    6.503     6.497     6.500     6.506     6.509     6.512     6.516
   99-30     6.494     6.490     6.492     6.497     6.499     6.502     6.504
   99-30+    6.486     6.482     6.484     6.488     6.490     6.491     6.493
   99-31     6.477     6.475     6.476     6.478     6.480     6.481     6.482
   99-31+    6.469     6.467     6.468     6.469     6.470     6.470     6.471
  100-00     6.460     6.460     6.460     6.460     6.460     6.460     6.460
  100-00+    6.451     6.453     6.452     6.451     6.450     6.450     6.449
  100-01     6.443     6.445     6.444     6.442     6.440     6.439     6.438
  100-01+    6.434     6.438     6.436     6.432     6.431     6.429     6.427
  100-02     6.426     6.431     6.428     6.423     6.421     6.418     6.416
  100-02+    6.417     6.423     6.420     6.414     6.411     6.408     6.405
  100-03     6.409     6.416     6.412     6.405     6.401     6.397     6.393
  100-03+    6.400     6.409     6.404     6.396     6.391     6.387     6.382

Avg. Life    2.000     2.361     2.166     1.857     1.731     1.622     1.523
Mod. Dur.    1.816     2.120     1.957     1.694     1.586     1.491     1.404
1st  Pmt.    1.461     1.711     1.544     1.294     1.211     1.211     1.128
Last Pmt.    2.628     3.128     2.878     2.461     2.294     2.128     1.961

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                4



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-4
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.649     6.643     6.646     6.652     6.655     6.658     6.661
   99-29     6.644     6.638     6.641     6.646     6.649     6.651     6.654
   99-29+    6.638     6.633     6.636     6.640     6.642     6.644     6.646
   99-30     6.632     6.629     6.630     6.634     6.636     6.637     6.639
   99-30+    6.626     6.624     6.625     6.628     6.629     6.630     6.631
   99-31     6.621     6.619     6.620     6.621     6.622     6.623     6.624
   99-31+    6.615     6.614     6.614     6.615     6.616     6.616     6.617
  100-00     6.609     6.609     6.609     6.609     6.609     6.609     6.609
  100-00+    6.603     6.604     6.604     6.603     6.602     6.602     6.602
  100-01     6.598     6.599     6.598     6.597     6.596     6.595     6.594
  100-01+    6.592     6.595     6.593     6.591     6.589     6.588     6.587
  100-02     6.586     6.590     6.588     6.584     6.583     6.581     6.579
  100-02+    6.580     6.585     6.583     6.578     6.576     6.574     6.572
  100-03     6.575     6.580     6.577     6.572     6.569     6.567     6.564
  100-03+    6.569     6.575     6.572     6.566     6.563     6.560     6.557

Avg. Life    3.100     3.729     3.388     2.857     2.652     2.475     2.319
Mod. Dur.    2.716     3.203     2.941     2.523     2.357     2.212     2.083
1st  Pmt.    2.628     3.128     2.878     2.461     2.294     2.128     1.961
Last Pmt.    3.628     4.378     3.961     3.294     3.044     2.878     2.711

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                5



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-5
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.976     6.972     6.974     6.978     6.981     6.983     6.985
   99-29     6.972     6.969     6.970     6.974     6.976     6.978     6.980
   99-29+    6.968     6.965     6.967     6.970     6.971     6.973     6.975
   99-30     6.964     6.962     6.963     6.965     6.967     6.968     6.969
   99-30+    6.960     6.958     6.959     6.961     6.962     6.963     6.964
   99-31     6.956     6.955     6.956     6.957     6.958     6.958     6.959
   99-31+    6.952     6.952     6.952     6.953     6.953     6.953     6.954
  100-00     6.948     6.948     6.948     6.948     6.948     6.948     6.948
  100-00+    6.944     6.945     6.945     6.944     6.944     6.943     6.943
  100-01     6.940     6.942     6.941     6.940     6.939     6.939     6.938
  100-01+    6.937     6.938     6.937     6.936     6.935     6.934     6.933
  100-02     6.933     6.935     6.934     6.931     6.930     6.929     6.927
  100-02+    6.929     6.932     6.930     6.927     6.925     6.924     6.922
  100-03     6.925     6.928     6.926     6.923     6.921     6.919     6.917
  100-03+    6.921     6.925     6.923     6.919     6.916     6.914     6.911

Avg. Life    4.801     5.855     5.271     4.381     4.020     3.710     3.439
Mod. Dur.    3.941     4.640     4.261     3.647     3.388     3.159     2.956
1st  Pmt.    3.628     4.378     3.961     3.294     3.044     2.878     2.711
Last Pmt.    6.544     8.461     6.961     5.878     5.378     4.878     4.544

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                6



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-6
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.343     7.341     7.342     7.344     7.346     7.347     7.349
   99-28+    7.341     7.339     7.340     7.342     7.343     7.344     7.346
   99-29     7.338     7.337     7.337     7.339     7.340     7.341     7.343
   99-29+    7.336     7.335     7.335     7.337     7.338     7.339     7.340
   99-30     7.334     7.333     7.333     7.334     7.335     7.336     7.337
   99-30+    7.331     7.330     7.331     7.332     7.332     7.333     7.334
   99-31     7.329     7.328     7.329     7.329     7.330     7.330     7.330
   99-31+    7.327     7.326     7.326     7.327     7.327     7.327     7.327
  100-00     7.324     7.324     7.324     7.324     7.324     7.324     7.324
  100-00+    7.322     7.322     7.322     7.322     7.322     7.321     7.321
  100-01     7.320     7.320     7.320     7.319     7.319     7.319     7.318
  100-01+    7.317     7.318     7.318     7.317     7.316     7.316     7.315
  100-02     7.315     7.316     7.316     7.314     7.314     7.313     7.312
  100-02+    7.313     7.314     7.313     7.312     7.311     7.310     7.309
  100-03     7.310     7.312     7.311     7.309     7.308     7.307     7.306

Avg. Life    9.854    11.677    10.774     9.013     8.209     7.445     6.731
Mod. Dur.    6.687     7.523     7.125     6.268     5.847     5.427     5.021
1st  Pmt.    6.544     8.461     6.961     5.878     5.378     4.878     4.544
Last Pmt.   29.711    29.711    29.711    29.711    29.711    29.711    29.711

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                7



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-6
To Call:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28     7.348     7.346     7.347     7.349     7.350     7.351     7.353
   99-28+    7.345     7.343     7.344     7.346     7.347     7.348     7.349
   99-29     7.342     7.340     7.341     7.343     7.343     7.345     7.346
   99-29+    7.339     7.338     7.338     7.340     7.340     7.341     7.342
   99-30     7.336     7.335     7.335     7.337     7.337     7.338     7.339
   99-30+    7.333     7.332     7.333     7.333     7.334     7.334     7.335
   99-31     7.330     7.330     7.330     7.330     7.331     7.331     7.331
   99-31+    7.327     7.327     7.327     7.327     7.327     7.328     7.328
  100-00     7.324     7.324     7.324     7.324     7.324     7.324     7.324
  100-00+    7.321     7.322     7.321     7.321     7.321     7.321     7.321
  100-01     7.318     7.319     7.319     7.318     7.318     7.317     7.317
  100-01+    7.315     7.316     7.316     7.315     7.315     7.314     7.313
  100-02     7.313     7.314     7.313     7.312     7.311     7.311     7.310
  100-02+    7.310     7.311     7.310     7.309     7.308     7.307     7.306
  100-03     7.307     7.308     7.307     7.306     7.305     7.304     7.303

Avg. Life    7.044     7.961     7.450     6.605     6.288     5.852     5.437
Mod. Dur.    5.332     5.848     5.564     5.071     4.877     4.603     4.336
1st  Pmt.    6.544     7.961     6.961     5.878     5.378     4.878     4.544
Last Pmt. 11/15/04  09/15/05  03/15/05  06/15/04  04/15/04  12/15/03  08/15/03

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                8



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-7
To Maturity:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.930     6.929     6.929     6.930     6.930     6.931     6.931
   99-29     6.927     6.926     6.926     6.927     6.927     6.927     6.927
   99-29+    6.923     6.923     6.923     6.924     6.924     6.924     6.924
   99-30     6.920     6.920     6.920     6.920     6.920     6.921     6.921
   99-30+    6.917     6.917     6.917     6.917     6.917     6.917     6.917
   99-31     6.914     6.913     6.914     6.914     6.914     6.914     6.914
   99-31+    6.910     6.910     6.910     6.911     6.911     6.911     6.911
  100-00     6.907     6.907     6.907     6.907     6.907     6.907     6.907
  100-00+    6.904     6.904     6.904     6.904     6.904     6.904     6.904
  100-01     6.901     6.901     6.901     6.901     6.901     6.901     6.901
  100-01+    6.898     6.898     6.898     6.898     6.897     6.897     6.897
  100-02     6.894     6.895     6.895     6.894     6.894     6.894     6.894
  100-02+    6.891     6.892     6.892     6.891     6.891     6.891     6.890
  100-03     6.888     6.889     6.888     6.888     6.888     6.887     6.887
  100-03+    6.885     6.886     6.885     6.885     6.884     6.884     6.884

Avg. Life    6.256     6.520     6.381     6.145     6.047     5.958     5.878
Mac. Dur.    5.033     5.199     5.112     4.962     4.897     4.839     4.785
1st  Pmt.    3.044     3.044     3.044     3.044     3.044     3.044     3.044
Last Pmt.   14.628    14.628    14.628    14.628    14.628    14.628    14.628

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                                9



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-7
To Call:

    FIX   HEP 25.00 HEP 21.00 HEP 23.00 HEP 27.00 HEP 29.00 HEP 31.00 HEP 33.00
    ARM   CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00 CPR 27.00
   -----  --------- --------- --------- --------- --------- --------- ---------
   99-28+    6.931     6.929     6.930     6.931     6.932     6.932     6.933
   99-29     6.927     6.926     6.927     6.928     6.928     6.929     6.930
   99-29+    6.924     6.923     6.924     6.924     6.925     6.925     6.926
   99-30     6.921     6.920     6.920     6.921     6.921     6.922     6.922
   99-30+    6.917     6.917     6.917     6.918     6.918     6.918     6.918
   99-31     6.914     6.914     6.914     6.914     6.914     6.914     6.915
   99-31+    6.911     6.910     6.911     6.911     6.911     6.911     6.911
  100-00     6.907     6.907     6.907     6.907     6.907     6.907     6.907
  100-00+    6.904     6.904     6.904     6.904     6.904     6.904     6.904
  100-01     6.901     6.901     6.901     6.900     6.900     6.900     6.900
  100-01+    6.897     6.898     6.898     6.897     6.897     6.896     6.896
  100-02     6.894     6.895     6.894     6.894     6.893     6.893     6.892
  100-02+    6.891     6.891     6.891     6.890     6.890     6.889     6.889
  100-03     6.887     6.888     6.888     6.887     6.886     6.886     6.885
  100-03+    6.884     6.885     6.885     6.883     6.883     6.882     6.881

Avg. Life    5.941     6.320     6.118     5.719     5.588     5.387     5.182
Mod. Dur.    4.688     4.920     4.797     4.550     4.466     4.337     4.203
1st  Pmt.    3.044     3.044     3.044     3.044     3.044     3.044     3.044
Last Pmt. 11/15/04  09/15/05  03/15/05  06/15/04  04/15/04  12/15/03  08/15/03

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               10



I. SENSITIVITY ANALYSIS

                              PROJECTED PERFORMANCE
                      UNDER VARYING PREPAYMENT ASSUMPTIONS

Class A-8
To Call:

     FIX   HEP 25.00 HEP 25.00 HEP 25.00 HEP 25.00 HEP 25.00 HEP 25.00 HEP 25.00
     ARM   CPR 27.00 CPR 21.00 CPR 23.00 CPR 25.00 CPR 29.00 CPR 31.00 CPR 33.00
   -----   --------- --------- --------- --------- --------- --------- ---------
   99-28+   22.389    21.629    21.868    22.129    22.660    22.942    23.226
   99-29    21.762    21.110    21.315    21.539    21.994    22.235    22.479
   99-29+   21.134    20.592    20.762    20.949    21.328    21.529    21.732
   99-30    20.507    20.073    20.210    20.359    20.662    20.823    20.985
   99-30+   19.880    19.555    19.657    19.769    19.996    20.117    20.239
   99-31    19.253    19.036    19.105    19.179    19.331    19.411    19.492
   99-31+   18.627    18.518    18.552    18.589    18.665    18.705    18.746
  100-00    18.000    18.000    18.000    18.000    18.000    18.000    18.000
  100-00+   17.374    17.482    17.448    17.411    17.335    17.295    17.254
  100-01    16.747    16.964    16.896    16.822    16.670    16.590    16.509
  100-01+   16.122    16.447    16.344    16.233    16.006    15.885    15.763
  100-02    15.496    15.929    15.793    15.644    15.341    15.180    15.018
  100-02+   14.870    15.412    15.241    15.055    14.677    14.476    14.273
  100-03    14.245    14.895    14.690    14.467    14.013    13.772    13.529
  100-03+   13.619    14.377    14.139    13.879    13.349    13.068    12.784

Avg. Life    2.810     3.467     3.231     3.005     2.632     2.468     2.323
Mod. Dur.    2.400     2.902     2.722     2.551     2.260     2.131     2.015
1st  Pmt.    0.044     0.044     0.044     0.044     0.044     0.044     0.044
Last Pmt. 11/15/04  03/15/05  02/15/05  12/15/04  10/15/04  09/15/04  09/15/04

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               11



II. COLLATERAL SUMMARY

FIXED RATE COLLATERAL SUMMARY

Number of Mortgage Loans:                                   2,497

Lien Status:                          First and Second Lien Loans

Aggregate Unpaid Principal Balance:               $108,269,597.59
Aggregate Original Principal Balance:             $108,722,465.44

Weighted Average Gross Coupon:                            11.275%
Gross Coupon Range:                             7.750% -  17.480%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $43,359.87
Average Original Principal Balance:                    $43,541.24

Maximum Unpaid Principal Balance:                     $326,142.23
Minimum Unpaid Principal Balance:                       $4,125.26

Maximum Original Principal Balance:                   $326,250.00
Minimum Original Principal Balance:                     $5,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     206.523
Stated Rem Term Range:                          22.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru Date):       2.846
Age Range:                                       0.000 -   92.000

Weighted Average Original Term (to Mat/Bln Date):         209.369
Original Term Range:                            24.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):        62.876
Original LTV Range:                             2.500% -  95.000%

Weighted Average Combined LTV:                             77.511
Combined LTV Range:                            10.000% -  99.000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               12



II. COLLATERAL SUMMARY - FIXED


                                     GROSS MORTGAGE INTEREST RATE RANGE

                                                                                              Percentage of
                                                                              Aggregate        Cut-Off Date
                    Gross Mortgage                              Number of      Unpaid           Aggregate
                    Interest Rate                               Mortgage      Principal         Principal
                        Range                                    Loans         Balance           Balance

 7.50% less than Gross Coupon less than or equal to  7.75%          1           35,562.11          0.03
 7.75% less than Gross Coupon less than or equal to  8.00%         10          879,834.51          0.81
 8.00% less than Gross Coupon less than or equal to  8.25%          2          101,044.36          0.09
 8.25% less than Gross Coupon less than or equal to  8.50%         11        1,391,349.17          1.29
 8.50% less than Gross Coupon less than or equal to  8.75%         17          936,770.20          0.87
 8.75% less than Gross Coupon less than or equal to  9.00%         32        2,368,222.29          2.19
 9.00% less than Gross Coupon less than or equal to  9.25%         37        2,375,520.30          2.19
 9.25% less than Gross Coupon less than or equal to  9.50%         69        4,400,897.45          4.06
 9.50% less than Gross Coupon less than or equal to  9.75%         74        4,162,578.81          3.84
 9.75% less than Gross Coupon less than or equal to 10.00%        136        8,357,851.99          7.72
10.00% less than Gross Coupon less than or equal to 10.25%         73        4,317,303.73          3.99
10.25% less than Gross Coupon less than or equal to 10.50%        140        7,629,990.35          7.05
10.50% less than Gross Coupon less than or equal to 10.75%        117        6,059,129.35          5.60
10.75% less than Gross Coupon less than or equal to 11.00%        221       11,752,736.49         10.86
11.00% less than Gross Coupon less than or equal to 11.25%        149        6,386,242.16          5.90
11.25% less than Gross Coupon less than or equal to 11.50%        166        6,745,326.53          6.23
11.50% less than Gross Coupon less than or equal to 11.75%        128        5,822,713.34          5.38
11.75% less than Gross Coupon less than or equal to 12.00%        159        6,568,607.28          6.07
12.00% less than Gross Coupon less than or equal to 12.25%        104        3,458,691.51          3.19
12.25% less than Gross Coupon less than or equal to 12.50%        115        4,157,456.68          3.84
12.50% less than Gross Coupon less than or equal to 12.75%         85        2,903,558.13          2.68
12.75% less than Gross Coupon less than or equal to 13.00%         97        3,146,643.93          2.91
13.00% less than Gross Coupon less than or equal to 13.25%         65        2,107,793.52          1.95
13.25% less than Gross Coupon less than or equal to 13.50%         55        1,462,534.50          1.35
13.50% less than Gross Coupon less than or equal to 13.75%         72        1,805,712.12          1.67
13.75% less than Gross Coupon less than or equal to 14.00%         81        1,963,684.56          1.81
14.00% less than Gross Coupon less than or equal to 14.25%         47        1,349,447.68          1.25
14.25% less than Gross Coupon less than or equal to 14.50%        107        2,617,254.81          2.42
14.50% less than Gross Coupon less than or equal to 14.75%         45        1,178,135.69          1.09
14.75% less than Gross Coupon less than or equal to 15.00%         31          715,589.49          0.66
15.00% less than Gross Coupon less than or equal to 15.25%         12          283,754.80          0.26
15.25% less than Gross Coupon less than or equal to 15.50%          8          186,425.32          0.17
15.50% less than Gross Coupon less than or equal to 15.75%         10          208,492.86          0.19
15.75% less than Gross Coupon less than or equal to 16.00%          5          144,038.82          0.13
16.00% less than Gross Coupon less than or equal to 16.25%          3           80,460.32          0.07
16.25% less than Gross Coupon less than or equal to 16.50%          1           12,080.09          0.01
16.75% less than Gross Coupon less than or equal to 17.00%         10          155,612.75          0.14
17.25% less than Gross Coupon less than or equal to 17.50%          2           40,549.59          0.04
-----------------------------------------------------------------------------------------------------------
Total..........                                                  2497     $108,269,597.59        100.00%
===========================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               13



II.      COLLATERAL SUMMARY - FIXED

                                 REMAINING MONTHS TO STATED MATURITY

                                                                                       Percentage of
                                                                    Aggregate          Cut-Off Date
                                                      Number of      Unpaid              Aggregate
                                                      Mortgage      Principal            Principal
                   Remaining Term                      Loans         Balance              Balance

 12 less than Rem Term less than or equal to  24          1           6,497.86           0.01%
 36 less than Rem Term less than or equal to  48          1           4,125.26           0.00%
 48 less than Rem Term less than or equal to  60         26         639,454.82           0.59%
 60 less than Rem Term less than or equal to  72          4          81,901.90           0.08%
 72 less than Rem Term less than or equal to  84        135       9,582,501.83           8.85%
 84 less than Rem Term less than or equal to  96          7         134,902.73           0.12%
 96 less than Rem Term less than or equal to 108          4          70,747.81           0.07%
108 less than Rem Term less than or equal to 120        201       5,677,964.08           5.24%
132 less than Rem Term less than or equal to 144          2          24,227.00           0.02%
144 less than Rem Term less than or equal to 156          3          70,769.73           0.07%
156 less than Rem Term less than or equal to 168         37       1,461,896.20           1.35%
168 less than Rem Term less than or equal to 180      1,581      59,654,465.78          55.10%
216 less than Rem Term less than or equal to 228          6         274,312.26           0.25%
228 less than Rem Term less than or equal to 240        161       7,923,707.62           7.32%
336 less than Rem Term less than or equal to 348          3         292,261.68           0.27%
348 less than Rem Term less than or equal to 360        325      22,369,861.03          20.66%
----------------------------------------------------------------------------------------------------
Total............                                     2,497     108,269,597.59         100.00%
====================================================================================================

                                            AGE OF LOAN


                                                                                     PercentAge of
                                                                   Aggregate         Cut-Off Date
                                                     Number of      Unpaid             Aggregate
                                                     MortgAge      Principal           Principal
                      Age                             Loans         Balance             Balance

              Age =                       0             221       9,313,972.91           8.60%
  0 less than Age less than or equal to  12           2,228      97,186,787.60          89.76%
 12 less than Age less than or equal to  24              45       1,690,870.73           1.56%
 24 less than Age less than or equal to  36               2          45,325.35           0.04%
 84 less than Age less than or equal to  96               1          32,641.00           0.03%
--------------------------------------------------------------------------------------------------
Total............                                     2,497     108,269,597.59         100.00%
==================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               14



II. COLLATERAL SUMMARY - FIXED

                          ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)


                                                                                        Percentage of
                                                                          Aggregate     Cut-Off Date
                    Original                             Number of         Unpaid        Aggregate
                  Loan-To-Value                           Mortgage        Principal      Principal
                      Ratio                                Loans           Balance        Balance

 0.000 less than LTV less than or equal to  5.000             2            35,845.90       0.03
 5.000 less than LTV less than or equal to 10.000            65           891,807.32       0.82
10.000 less than LTV less than or equal to 15.000           190         3,418,752.28       3.16
15.000 less than LTV less than or equal to 20.000           282         5,747,893.15       5.31
20.000 less than LTV less than or equal to 25.000           226         5,473,368.61       5.06
25.000 less than LTV less than or equal to 30.000           138         4,089,746.09       3.78
30.000 less than LTV less than or equal to 35.000           114         3,748,080.19       3.46
35.000 less than LTV less than or equal to 40.000            71         2,415,041.34       2.23
40.000 less than LTV less than or equal to 45.000            60         2,328,874.93       2.15
45.000 less than LTV less than or equal to 50.000            64         2,254,934.69       2.08
50.000 less than LTV less than or equal to 55.000            58         2,621,696.25       2.42
55.000 less than LTV less than or equal to 60.000            67         2,995,298.04       2.77
60.000 less than LTV less than or equal to 65.000           105         5,197,011.10       4.80
65.000 less than LTV less than or equal to 70.000           163         8,174,689.42       7.55
70.000 less than LTV less than or equal to 75.000           214        12,434,862.91      11.49
75.000 less than LTV less than or equal to 80.000           365        21,943,738.35      20.27
80.000 less than LTV less than or equal to 85.000           218        15,947,679.81      14.73
85.000 less than LTV less than or equal to 90.000            79         7,153,114.18       6.61
90.000 less than LTV less than or equal to 95.000            16         1,397,163.03       1.29
-----------------------------------------------------------------------------------------------------
Total....................                                  2497      $108,269,597.59     100.00%
=====================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               15



II. COLLATERAL SUMMARY - FIXED

                                  ORIGINAL COMBINED LOAN-TO-VALUE RATIOS


                                                                                            Percentage of
                                                                               Aggregate    Cut-Off Date
                                                                Number of       Unpaid       Aggregate
                                                                Mortgage       Principal     Principal
                 Original CLTV Ratio                              Loans         Balance       Balance

  5.000 less than CLTV less than or equal to  10.000                 1          11,374.12       0.01
 10.000 less than CLTV less than or equal to  15.000                 3          52,332.79       0.05
 15.000 less than CLTV less than or equal to  20.000                12         195,464.42       0.18
 20.000 less than CLTV less than or equal to  25.000                10         265,924.16       0.25
 25.000 less than CLTV less than or equal to  30.000                15         335,145.21       0.31
 30.000 less than CLTV less than or equal to  35.000                23         773,957.38       0.71
 35.000 less than CLTV less than or equal to  40.000                17         479,329.82       0.44
 40.000 less than CLTV less than or equal to  45.000                33       1,186,311.09       1.10
 45.000 less than CLTV less than or equal to  50.000                50       1,768,049.84       1.63
 50.000 less than CLTV less than or equal to  55.000                58       2,523,946.33       2.33
 55.000 less than CLTV less than or equal to  60.000                81       3,385,162.58       3.13
 60.000 less than CLTV less than or equal to  65.000               116       5,388,130.53       4.98
 65.000 less than CLTV less than or equal to  70.000               202       9,335,744.05       8.62
 70.000 less than CLTV less than or equal to  75.000               271      13,989,454.18      12.92
 75.000 less than CLTV less than or equal to  80.000               510      25,637,071.75      23.68
 80.000 less than CLTV less than or equal to  85.000               445      21,750,627.67      20.09
 85.000 less than CLTV less than or equal to  90.000               266      11,830,026.76      10.93
 90.000 less than CLTV less than or equal to  95.000                93       3,137,165.67       2.90
 95.000 less than CLTV less than or equal to 100.000               291       6,224,379.24       5.75
---------------------------------------------------------------------------------------------------------
Total....................                                        2,497   $ 108,269,597.59     100.00%
=========================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               16



II. COLLATERAL SUMMARY - FIXED

                                     CURRENT MORTGAGE LOAN AMOUNTS


                                                                                          Percentage of
                                                                            Aggregate     Cut-Off Date
                              Current                       Number of        Unpaid        Aggregate
                           Mortgage Loan                    Mortgage        Principal      Principal
                         Principal Balance                    Loans          Balance        Balance

         0 less than Balance less than or equal to   5,000       2            8,775.67       0.01
     5,000 less than Balance less than or equal to  10,000      45          412,647.73       0.38
    10,000 less than Balance less than or equal to  15,000     225        2,916,293.70       2.69
    15,000 less than Balance less than or equal to  20,000     292        5,238,904.23       4.84
    20,000 less than Balance less than or equal to  25,000     273        6,287,639.74       5.81
    25,000 less than Balance less than or equal to  30,000     257        7,187,343.12       6.64
    30,000 less than Balance less than or equal to  35,000     194        6,397,891.29       5.91
    35,000 less than Balance less than or equal to  40,000     175        6,614,535.45       6.11
    40,000 less than Balance less than or equal to  45,000     165        7,054,866.37       6.52
    45,000 less than Balance less than or equal to  50,000     152        7,265,365.93       6.71
    50,000 less than Balance less than or equal to  55,000     111        5,842,583.16       5.40
    55,000 less than Balance less than or equal to  60,000      93        5,369,366.83       4.96
    60,000 less than Balance less than or equal to  65,000      78        4,891,685.58       4.52
    65,000 less than Balance less than or equal to  70,000      74        5,011,084.34       4.63
    70,000 less than Balance less than or equal to  75,000      61        4,448,428.17       4.11
    75,000 less than Balance less than or equal to  80,000      35        2,712,310.73       2.51
    80,000 less than Balance less than or equal to  85,000      40        3,292,544.07       3.04
    85,000 less than Balance less than or equal to  90,000      32        2,806,639.42       2.59
    90,000 less than Balance less than or equal to  95,000      19        1,753,715.36       1.62
    95,000 less than Balance less than or equal to 100,000      30        2,940,230.16       2.72
   100,000 less than Balance less than or equal to 105,000      23        2,366,666.58       2.19
   105,000 less than Balance less than or equal to 110,000      13        1,394,202.54       1.29
   110,000 less than Balance less than or equal to 115,000      18        2,025,894.92       1.87
   115,000 less than Balance less than or equal to 120,000       7          813,086.59       0.75
   120,000 less than Balance less than or equal to 125,000       8          989,170.97       0.91
   125,000 less than Balance less than or equal to 130,000      10        1,281,895.54       1.18
   130,000 less than Balance less than or equal to 135,000       6          795,721.66       0.73
   135,000 less than Balance less than or equal to 140,000       9        1,242,322.95       1.15
   140,000 less than Balance less than or equal to 145,000       6          854,521.60       0.79
   145,000 less than Balance less than or equal to 150,000       8        1,184,617.99       1.09
   150,000 less than Balance less than or equal to 200,000      27        4,657,568.09       4.30
   200,000 less than Balance less than or equal to 250,000       7        1,600,049.37       1.48
   250,000 less than Balance less than or equal to 300,000       1          284,885.51       0.26
   300,000 less than Balance less than or equal to 350,000       1          326,142.23       0.30
-------------------------------------------------------------------------------------------------------
Total....................                                     2497     $108,269,597.59     100.00%
=======================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               17



II. COLLATERAL SUMMARY - FIXED


              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

AK                         2                  98,741.79         0.09
AL                         1                  25,444.38         0.02
AR                        31               1,312,749.93         1.21
AZ                        22                 782,214.56         0.72
CA                        91               5,032,903.19         4.65
CO                       116               5,018,596.92         4.64
CT                         1                  34,467.86         0.03
DC                         7                 656,923.38         0.61
DE                         2                 110,288.92         0.10
FL                       348              15,630,782.48        14.44
GA                        81               3,572,748.53         3.30
HI                         1                  99,790.19         0.09
IA                        31               1,690,367.34         1.56
ID                        13                 584,044.72         0.54
IL                        72               3,351,253.78         3.10
IN                        82               3,190,854.90         2.95
KS                        17                 731,944.58         0.68
KY                       106               4,291,928.81         3.96
LA                       327              11,648,716.28        10.76
MA                         3                  81,196.95         0.07
MD                        32               1,453,073.36         1.34
ME                         1                  12,650.00         0.01
MI                       120               6,130,051.62         5.66
MN                        13                 939,257.72         0.87
MO                        24               1,032,988.90         0.95
MS                       116               4,475,100.69         4.13
MT                         2                  64,958.48         0.06
NC                        98               3,979,997.37         3.68
ND                         1                  36,406.85         0.03
NE                         1                  35,959.77         0.03
NH                         2                 179,706.13         0.17
NJ                        11                 949,434.46         0.88
NM                         2                 176,340.83         0.16
NV                        10                 384,009.49         0.35
NY                         7                 718,651.37         0.66
OH                       353              13,516,171.14        12.48
OK                        13                 407,308.08         0.38
OR                         5                 221,663.37         0.20
PA                        70               3,429,449.09         3.17
SC                        59               2,410,548.27         2.23
TN                       110               4,972,907.61         4.59
TX                        17               1,005,841.39         0.93
UT                        24               1,214,778.68         1.12
VA                        15                 755,688.05         0.70
VT                         2                 147,149.14         0.14

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               18



II. COLLATERAL SUMMARY - FIXED

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

WA                         9                 723,583.71         0.67
WI                        20                 679,073.47         0.63
WV                         4                 168,666.81         0.16
WY                         2                 102,222.25         0.09
--------------------------------------------------------------------------
Total...............    2497            $108,269,597.59       100.00%
==========================================================================



                                 LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       1425              81,931,107.70        75.67
2                       1072              26,338,489.89        24.33
--------------------------------------------------------------------------
Total...............    2497            $108,269,597.59       100.00%
==========================================================================


                   LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                2048    77,925,770.74          71.97
Partially Amortizing             449    30,343,826.85          28.03
--------------------------------------------------------------------------
Total..................         2497  $108,269,597.59         100.00%
==========================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               19



II. COLLATERAL SUMMARY - FIXED


                                  PROPERTY TYPE

                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                          Number of               Unpaid          Aggregate
                          Mortgage               Principal        Principal
    Property Type           Loans                 Balance          Balance

Single Family Residence      2406               103,385,775.84      95.49
2 to 4 Family Residence        46                 2,730,521.60       2.52
Condo                          14                   733,868.28       0.68
Manufactured Housing            9                   251,602.09       0.23
Multiple Properties             3                   274,618.27       0.25
Townhouse                      18                   777,757.34       0.72
Other                           1                   115,454.17       0.11
--------------------------------------------------------------------------
Total...............         2497              $108,269,597.59     100.00%
==========================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               20



II. COLLATERAL SUMMARY

ARMS COLLATERAL SUMMARY

Number of Mortgage Loans:                                     275

Lien Status:                                     First Lien Loans

Index:                                              6 Month LIBOR

Aggregate Unpaid Principal Balance:                $25,597,378.81
Aggregate Original Principal Balance:              $25,640,325.00

Weighted Average Coupon (Gross):                           9.711%
Gross Coupon Range:                             6.650% -  14.490%

Weighted Average Margin (Gross):                           6.666%
Gross Margin Range:                             1.000% -  11.000%

Weighted Average Life Cap (Gross):                        15.830%
Gross Life Cap Range:                          12.500% -  20.490%

Weighted Average Life Floor (Gross):                       9.585%
Gross Life Floor Range:                         6.500% -  14.150%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                      $93,081.38
Average Original Principal Balance:                    $93,237.55

Maximum Unpaid Principal Balance:                     $213,737.01
Minimum Unpaid Principal Balance:                      $14,954.35

Maximum Original Principal Balance:                   $214,000.00
Minimum Original Principal Balance:                    $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat/Bln Date):     194.579
Stated Rem Term Range:                          75.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):            3.166
Age Range:                                       0.000 -   18.000

Weighted Average Original Term(to Mat/Bln Date):          197.745
Original Term Range:                            83.000 -  360.000

Weighted Average Original LTV (Home Equity Ratio):        80.348
Original LTV Range:                            15.000% -  95.000%

Weighted Average Periodic Interest Cap:                    1.035%
Periodic Interest Cap Range:                    1.000% -   3.000%

Weighted Average Months to Interest Roll:                   4.113
Months to Interest Roll Range:                           1 -   23

Weighted Average Interest Roll Frequency:                   6.000
Interest Frequency Range:                                6 -    6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               21



II. COLLATERAL SUMMARY - ARMS

                                     GROSS MORTGAGE INTEREST RATE RANGE


                                                                                               Percentage of
                                                                               Aggregate       Cut-Off Date
                        Gross Mortgage                         Number of        Unpaid          Aggregate
                        Interest Rate                           Mortgage       Principal        Principal
                            Range                                Loans          Balance          Balance

 6.50% less than Gross Coupon less than or equal to  7.00%          4          402,083.83          1.57
 7.00% less than Gross Coupon less than or equal to  7.50%         11          902,925.69          3.53
 7.50% less than Gross Coupon less than or equal to  7.75%          2          232,085.04          0.91
 7.75% less than Gross Coupon less than or equal to  8.00%         11          880,314.04          3.44
 8.00% less than Gross Coupon less than or equal to  8.25%          8          876,353.21          3.42
 8.25% less than Gross Coupon less than or equal to  8.50%         24        2,299,591.24          8.98
 8.50% less than Gross Coupon less than or equal to  8.75%         26        2,770,264.39         10.82
 8.75% less than Gross Coupon less than or equal to  9.00%         25        2,332,008.85          9.11
 9.00% less than Gross Coupon less than or equal to  9.25%         13        1,316,584.19          5.14
 9.25% less than Gross Coupon less than or equal to  9.50%         19        1,759,267.95          6.87
 9.50% less than Gross Coupon less than or equal to  9.75%         14        1,363,944.46          5.33
 9.75% less than Gross Coupon less than or equal to 10.00%         20        1,602,374.28          6.26
10.00% less than Gross Coupon less than or equal to 10.25%         10          857,090.83          3.35
10.25% less than Gross Coupon less than or equal to 10.50%         13        1,076,802.48          4.21
10.50% less than Gross Coupon less than or equal to 10.75%         12        1,141,279.99          4.46
10.75% less than Gross Coupon less than or equal to 11.00%         16        1,349,042.26          5.27
11.00% less than Gross Coupon less than or equal to 11.25%          3          376,380.37          1.47
11.25% less than Gross Coupon less than or equal to 11.50%         14        1,384,372.38          5.41
11.50% less than Gross Coupon less than or equal to 11.75%          2          182,315.06          0.71
11.75% less than Gross Coupon less than or equal to 12.00%          6          430,041.15          1.68
12.00% less than Gross Coupon less than or equal to 12.25%          4          260,243.78          1.02
12.25% less than Gross Coupon less than or equal to 12.50%          5          305,475.75          1.19
12.50% less than Gross Coupon less than or equal to 12.75%          2          188,917.70          0.74
12.75% less than Gross Coupon less than or equal to 13.00%          1           34,276.16          0.13
13.00% less than Gross Coupon less than or equal to 13.25%          1          141,007.48          0.55
13.25% less than Gross Coupon less than or equal to 13.50%          2          287,477.50          1.12
13.50% less than Gross Coupon less than or equal to 13.75%          3          452,012.80          1.77
13.75% less than Gross Coupon less than or equal to 14.00%          2          176,606.28          0.69
14.00% less than Gross Coupon less than or equal to 14.25%          1          131,881.10          0.52
14.25% less than Gross Coupon less than or equal to 14.50%          1           84,358.57          0.33
------------------------------------------------------------------------------------------------------------
Total..........                                                   275     $ 25,597,378.81        100.00%
============================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               22



II. COLLATERAL SUMMARY - ARMs

                                 REMAINING MONTHS TO STATED MATURITY


                                                                                       Percentage of
                                                                   Aggregate           Cut-Off Date
                                                      Number of     Unpaid              Aggregate
                                                      Mortgage     Principal            Principal
                 Remaining Term                        Loans        Balance             Balance

 72 less than Rem Term less than or equal to  84        122      12,115,452.75          47.33%
108 less than Rem Term less than or equal to 120         29       2,678,394.69          10.46%
168 less than Rem Term less than or equal to 180         11         840,698.59           3.28%
336 less than Rem Term less than or equal to 348          2         245,792.86           0.96%
348 less than Rem Term less than or equal to 360        111       9,717,039.92          37.96%
----------------------------------------------------------------------------------------------------
Total............                                       275      25,597,378.81         100.00%
====================================================================================================

                                            AGE OF LOAN


                                                                                     PercentAge of
                                                                   Aggregate         Cut-Off Date
                                                     Number of      Unpaid            Aggregate
                                                      MortgAge     Principal          Principal
                    Age                                Loans        Balance            Balance

              Age equals                  0              34       3,575,916.00          13.97%
  0 less than Age less than or equal to  12             239      21,775,669.95          85.07%
 12 less than Age less than or equal to  24               2         245,792.86           0.96%
--------------------------------------------------------------------------------------------------
Total............                                       275      25,597,378.81         100.00%
==================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               23



II. COLLATERAL SUMMARY - ARMs

                          ORIGINAL LOAN-TO-VALUE RATIOS (HOME EQUITY RATIOS)

                                                                                        Percentage of
                                                                          Aggregate     Cut-Off Date
                   Original                               Number of        Unpaid        Aggregate
                Loan-To-Value                             Mortgage        Principal      Principal
                    Ratio                                  Loans           Balance       Balance

10.000 less than LTV less than or equal to 15.000             1            14,954.35       0.06
15.000 less than LTV less than or equal to 20.000             1            39,909.73       0.16
25.000 less than LTV less than or equal to 30.000             1           104,799.54       0.41
30.000 less than LTV less than or equal to 35.000             1            49,901.17       0.19
35.000 less than LTV less than or equal to 40.000             2            56,261.59       0.22
40.000 less than LTV less than or equal to 45.000             1           104,962.15       0.41
45.000 less than LTV less than or equal to 50.000             1            35,383.60       0.14
50.000 less than LTV less than or equal to 55.000             1            54,918.18       0.21
55.000 less than LTV less than or equal to 60.000             6           449,880.52       1.76
60.000 less than LTV less than or equal to 65.000             8           672,360.84       2.63
65.000 less than LTV less than or equal to 70.000            18         1,316,494.40       5.14
70.000 less than LTV less than or equal to 75.000            48         4,505,197.71      17.60
75.000 less than LTV less than or equal to 80.000            61         5,616,346.81      21.94
80.000 less than LTV less than or equal to 85.000            74         6,744,034.52      26.35
85.000 less than LTV less than or equal to 90.000            43         4,705,109.07      18.38
90.000 less than LTV less than or equal to 95.000             8         1,126,864.63       4.40
-----------------------------------------------------------------------------------------------------
Total....................                                   275      $ 25,597,378.81     100.00%
=====================================================================================================

                                           DISTRIBUTION OF
                                               MARGINS

                                                                                       Percentage of
                                                                      Aggregate        Cut-Off Date
                                                        Number of      Unpaid           Aggregate
                         Gross                          Mortgage      Principal         Principal
                         Margin                           Loans        Balance           Balance

 0.500 less than Margin less than or equal to  1.000        1          51,891.71           0.20
 2.500 less than Margin less than or equal to  3.000        1         143,426.73           0.56
 3.500 less than Margin less than or equal to  4.000        2         182,612.52           0.71
 4.000 less than Margin less than or equal to  4.500        8         846,616.31           3.31
 4.500 less than Margin less than or equal to  5.000       15       1,252,449.07           4.89
 5.000 less than Margin less than or equal to  5.500       35       2,996,786.37          11.71
 5.500 less than Margin less than or equal to  6.000       38       3,754,765.48          14.67
 6.000 less than Margin less than or equal to  6.500       49       4,788,122.76          18.71
 6.500 less than Margin less than or equal to  7.000       35       3,043,327.81          11.89
 7.000 less than Margin less than or equal to  7.500       29       2,536,858.63           9.91
 7.500 less than Margin less than or equal to  8.000       19       1,697,399.66           6.63
 8.000 less than Margin less than or equal to  8.500       18       1,722,485.51           6.73
 8.500 less than Margin less than or equal to  9.000        8         696,397.91           2.72
 9.000 less than Margin less than or equal to  9.500        7         537,382.92           2.10
 9.500 less than Margin less than or equal to 10.000        3         350,541.07           1.37
10.000 less than Margin less than or equal to 10.500        1         141,007.48           0.55
10.500 less than Margin less than or equal to 11.000        6         855,306.87           3.34
----------------------------------------------------------------------------------------------------
Total.................                                    275    $ 25,597,378.81         100.00%
====================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               24



II. COLLATERAL SUMMARY - ARMs

                                        LOAN SUMMARY STRATIFIED BY
                                                 LIFE CAP

                                                                                             Percentage of
                                                                           Aggregate         Cut-Off Date
                                                               Number of    Unpaid            Aggregate
                         Gross                                 Mortgage    Principal          Principal
                        Life Cap                                Loans       Balance           Balance

12.000 less than LIFE CAP less than or equal to 12.500             1       143,426.73           0.56
12.500 less than LIFE CAP less than or equal to 13.000             4       402,083.83           1.57
13.000 less than LIFE CAP less than or equal to 13.500            10       771,476.82           3.01
13.500 less than LIFE CAP less than or equal to 14.000            12     1,022,755.84           4.00
14.000 less than LIFE CAP less than or equal to 14.500            28     2,723,257.57          10.64
14.500 less than LIFE CAP less than or equal to 15.000            52     5,253,056.34          20.52
15.000 less than LIFE CAP less than or equal to 15.500            30     2,833,054.14          11.07
15.500 less than LIFE CAP less than or equal to 16.000            32     2,820,603.02          11.02
16.000 less than LIFE CAP less than or equal to 16.500            24     2,138,482.49           8.35
16.500 less than LIFE CAP less than or equal to 17.000            21     1,802,834.21           7.04
17.000 less than LIFE CAP less than or equal to 17.500            24     2,313,579.42           9.04
17.500 less than LIFE CAP less than or equal to 18.000            12       881,230.16           3.44
18.000 less than LIFE CAP less than or equal to 18.500             6       286,735.96           1.12
18.500 less than LIFE CAP less than or equal to 19.000             6       680,241.45           2.66
19.000 less than LIFE CAP less than or equal to 19.500             4       483,909.91           1.89
19.500 less than LIFE CAP less than or equal to 20.000             6       741,911.25           2.90
20.000 less than LIFE CAP less than or equal to 20.500             3       298,739.67           1.17
----------------------------------------------------------------------------------------------------------
Total.................                                           275    $25,597,378.81         100.00%
==========================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               25



II. COLLATERAL SUMMARY - ARMs

                                     LOAN SUMMARY STRATIFIED BY
                                             LIFE FLOOR

                                                                                       Percentage of
                                                                           Aggregate   Cut-Off Date
                                                                Number of    Unpaid     Aggregate
                         Gross                                  Mortgage   Principal    Principal
                       Life Floor                                Loans      Balance      Balance

 6.000 less than Life Floor less than or equal to  6.500           1       143,426.73      0.56
 6.500 less than Life Floor less than or equal to  7.000           4       402,083.83      1.57
 7.000 less than Life Floor less than or equal to  7.500          11       902,925.69      3.53
 7.500 less than Life Floor less than or equal to  8.000          14     1,211,226.53      4.73
 8.000 less than Life Floor less than or equal to  8.500          31     3,032,517.72     11.85
 8.500 less than Life Floor less than or equal to  9.000          56     5,586,058.90     21.82
 9.000 less than Life Floor less than or equal to  9.500          36     3,352,312.00     13.10
 9.500 less than Life Floor less than or equal to 10.000          34     3,029,302.85     11.83
10.000 less than Life Floor less than or equal to 10.500          23     2,119,249.53      8.28
10.500 less than Life Floor less than or equal to 11.000          24     2,003,682.45      7.83
11.000 less than Life Floor less than or equal to 11.500          21     1,829,465.22      7.15
11.500 less than Life Floor less than or equal to 12.000           7       508,015.09      1.98
12.000 less than Life Floor less than or equal to 12.500           1        35,190.98      0.14
12.500 less than Life Floor less than or equal to 13.000           3       229,367.27      0.90
13.000 less than Life Floor less than or equal to 13.500           4       512,843.55      2.00
13.500 less than Life Floor less than or equal to 14.000           4       567,829.37      2.22
14.000 less than Life Floor less than or equal to 14.500           1       131,881.10      0.52
----------------------------------------------------------------------------------------------------
Total.................                                           275   $25,597,378.81    100.00%
====================================================================================================

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   09/01/97             25      $2,233,880.83            08.73
   10/01/97             26      $2,515,904.25            09.83
   11/01/97             46      $4,124,483.24            16.11
   12/01/97             57      $5,049,299.11            19.73
   01/01/98             76      $7,213,578.62            28.18
   02/01/98             39      $3,960,531.31            15.47
   03/01/98              5        $367,820.35            01.44
   07/01/99              1        $131,881.10            00.52
--------------------------------------------------------------------------
Total........          275     $25,597,378.81           100.00%
==========================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               26



II. COLLATERAL SUMMARY - ARMs

                          LOAN SUMMARY STRATIFIED BY
                                 PERIODIC CAP

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                        Number of          Unpaid            Aggregate
Periodic                Mortgage          Principal          Principal
  Cap                     Loans            Balance            Balance

  1.000                     264         24,877,651.25          97.19
  1.500                       7            359,373.60           1.40
  3.000                       4            360,353.96           1.41
--------------------------------------------------------------------------
Total.................      275       $ 25,597,378.81         100.00%
==========================================================================

                                     CURRENT MORTGAGE LOAN AMOUNTS

                                                                                         Percentage of
                                                                            Aggregate    Cut-Off Date
                             Current                          Number of      Unpaid       Aggregate
                          Mortgage Loan                       Mortgage      Principal     Principal
                        Principal Balance                      Loans         Balance       Balance

    10,000 less than Balance less than or equal to  15,000       1           14,954.35       0.06
    25,000 less than Balance less than or equal to  30,000       4          110,210.06       0.43
    30,000 less than Balance less than or equal to  35,000       5          172,610.08       0.67
    35,000 less than Balance less than or equal to  40,000       5          188,109.07       0.73
    40,000 less than Balance less than or equal to  45,000       5          219,981.74       0.86
    45,000 less than Balance less than or equal to  50,000      10          483,434.23       1.89
    50,000 less than Balance less than or equal to  55,000      22        1,161,061.87       4.54
    55,000 less than Balance less than or equal to  60,000      18        1,042,168.10       4.07
    60,000 less than Balance less than or equal to  65,000      14          881,456.69       3.44
    65,000 less than Balance less than or equal to  70,000      16        1,077,580.86       4.21
    70,000 less than Balance less than or equal to  75,000      13          942,006.43       3.68
    75,000 less than Balance less than or equal to  80,000      12          926,147.26       3.62
    80,000 less than Balance less than or equal to  85,000      15        1,242,202.92       4.85
    85,000 less than Balance less than or equal to  90,000       9          796,626.99       3.11
    90,000 less than Balance less than or equal to  95,000       9          835,580.82       3.26
    95,000 less than Balance less than or equal to 100,000      11        1,076,546.00       4.21
   100,000 less than Balance less than or equal to 105,000      11        1,136,992.57       4.44
   105,000 less than Balance less than or equal to 110,000       9          968,141.74       3.78
   110,000 less than Balance less than or equal to 115,000       8          901,378.27       3.52
   115,000 less than Balance less than or equal to 120,000      10        1,177,170.80       4.60
   120,000 less than Balance less than or equal to 125,000       5          617,668.08       2.41
   125,000 less than Balance less than or equal to 130,000       5          636,923.10       2.49
   130,000 less than Balance less than or equal to 135,000      14        1,853,499.53       7.24
   135,000 less than Balance less than or equal to 140,000       4          549,768.68       2.15
   140,000 less than Balance less than or equal to 145,000       9        1,287,236.27       5.03
   145,000 less than Balance less than or equal to 150,000       2          293,800.65       1.15
   150,000 less than Balance less than or equal to 200,000      26        4,378,948.02      17.11
   200,000 less than Balance less than or equal to 250,000       3          625,173.63       2.44
------------------------------------------------------------------------------------------------------
Total....................                                      275      $25,597,378.81     100.00%
======================================================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               27



II. COLLATERAL SUMMARY - ARMs

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
 State                 Loans               Balance            Balance

CA                        15               2,205,906.08         8.62
CO                        36               3,268,525.62        12.77
FL                        10               1,195,245.08         4.67
IL                        10                 695,158.01         2.72
IN                         7                 530,868.07         2.07
KS                         1                 109,594.91         0.43
KY                        15               1,143,023.90         4.47
LA                         3                 296,991.32         1.16
MD                         1                 170,196.60         0.66
ME                         1                 113,850.00         0.44
MI                        81               7,897,861.64        30.85
MN                         1                  58,580.50         0.23
MO                         2                  78,784.04         0.31
NC                         3                 373,353.50         1.46
NH                         1                  85,000.00         0.33
NV                         5                 588,471.80         2.30
NY                         1                 167,153.76         0.65
OH                        52               3,994,244.21        15.60
OK                         1                  51,891.71         0.20
OR                         1                 131,000.00         0.51
PA                         3                 218,475.82         0.85
SC                         5                 423,136.88         1.65
TN                         4                 578,594.86         2.26
TX                         5                 319,685.76         1.25
UT                         3                 341,132.11         1.33
VA                         1                  77,813.76         0.30
VT                         1                  52,203.52         0.20
WA                         1                 131,448.87         0.51
WI                         4                 253,393.36         0.99
WV                         1                  45,793.12         0.18
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

LEHMAN BROTHERS                                                               28



II. COLLATERAL SUMMARY - ARMs


                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                        275              25,597,378.81       100.00
--------------------------------------------------------------------------
Total...............     275            $ 25,597,378.81       100.00%
==========================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
    AMORTIZATION               Loans       Balance            Balance

Fully Amortizing                 119    10,302,417.49          40.25
Partially Amortizing             156    15,294,961.32          59.75
--------------------------------------------------------------------------
Total..................          275  $ 25,597,378.81         100.00%
==========================================================================

                                  PROPERTY TYPE


                                                                Percentage of
                                                 Aggregate      Cut-Off Date
                          Number of               Unpaid          Aggregate
                          Mortgage               Principal        Principal
    Property Type           Loans                 Balance          Balance

Single Family Residence       264                24,363,491.94      95.18
2 to 4 Family Residence         8                   862,055.07       3.37
Condo                           2                   204,678.04       0.80
Townhouse                       1                   167,153.76       0.65
--------------------------------------------------------------------------
Total...............          275              $ 25,597,378.81     100.00%
==========================================================================

--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by , and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).